Exhibit 10.1

Execution Version

Confidential

TRANSACTION AGREEMENT

Dated as of July 14, 2026

by and between

ELECTROVAYA INC.

and

AMAZON.COM, INC.

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ARTICLE V

INFORMATION

5.1	Information Rights	26
5.2	Tax Reporting Requirements	26

ARTICLE VI

REGISTRATION

6.1	Shelf Registration Statement	27
6.2	Piggyback Registrations	29
6.3	Holdback Agreements	30
6.4	Registration Procedures	31
6.5	Registration Expenses	35
6.6	Miscellaneous	35
6.7	Registration Indemnification	35
6.8	Free Writing Prospectuses	37
6.9	Termination of Registration Rights	37
6.10	Multijurisdictional Disclosure System	38

ARTICLE VII

DEFINITIONS

7.1	Defined Terms	39

ARTICLE VIII

MISCELLANEOUS

8.1	Termination of This Agreement; Other Triggers	48
8.2	Amendment	49
8.3	Waiver of Conditions	49
8.4	Counterparts	49
8.5	Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL	49
8.6	Notices	50
8.7	Entire Agreement, Etc	50
8.8	Assignment	51
8.9	Severability	51
8.10	No Third-Party Beneficiaries	51
8.11	Specific Performance	51
8.12	Cumulative Remedies	51
8.13	Limitation of Liability	51
8.14	Interpretation	51

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LIST OF SCHEDULES

SCHEDULE 5.1(A):	LIST OF INFORMATION

SCHEDULE 7.1:	DESIGNATED PERSONS

LIST OF ANNEXES

ANNEX A:	FORM OF WARRANT

ANNEX B:	FORM OF SUPPORT AGREEMENT

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This TRANSACTION AGREEMENT, dated as of July 14, 2026 (this “Agreement”), is by and between Electrovaya Inc., a corporation organized under the laws of Ontario, Canada (the “Company”), and Amazon.com, Inc., a Delaware corporation (“Amazon”).

RECITALS:

WHEREAS, as of the date of this Agreement, the Company and/or any of its subsidiaries have entered into and may enter into certain commercial arrangements with Amazon and/or any of its subsidiaries under which the Company and/or its subsidiaries may from time to time provide services to Amazon and/or its subsidiaries, including in connection with that certain Main Purchase Agreement (collectively, the “Commercial Arrangements”); and

WHEREAS, in connection with the transactions contemplated hereby, and subject to the terms and conditions hereof, the Company desires to issue to Amazon.com NV Investment Holdings LLC, a wholly owned subsidiary of Amazon (“Warrantholder”) and Warrantholder desires to acquire from the Company, at the Closing, a Warrant (as defined below) to purchase a specified number of common shares in the capital of the Company (the “Warrant Shares”);

WHEREAS, each of the parties wishes to set forth in this Agreement certain terms and conditions regarding, among other things, Warrantholder’s ownership of the Warrant and Warrant Shares, as applicable.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants, and agreements set forth herein, and intending to be legally bound, the parties agree as set forth herein.

ARTICLE I

WARRANT ISSUANCE; CLOSING

1.1          Warrant Issuance. On the terms and subject to the conditions set forth in this Agreement, the Company shall issue to Warrantholder, and Warrantholder shall acquire from the Company, at the Closing, a warrant to purchase up to an aggregate of 13,880,345 Warrant Shares, subject to adjustment in accordance with its terms, in the form attached hereto as Annex A (the “Warrant”). The issuance of the Warrant by the Company and the acquisition of the Warrant by Warrantholder are referred to herein as the “Warrant Issuance.”

1.2          Closing. The closing of the Warrant Issuance (the “Closing”) shall take place electronically via exchange of executed documents, immediately following the execution and delivery of this Agreement. At the Closing, the Company shall deliver to Amazon in electronic form the Warrant, duly registered in book-entry form and bearing appropriate legends as hereinafter provided for.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1	Material Adverse Effect; Due Diligence.

(a)          “Material Adverse Effect” means any change, effect, event, development, circumstance, or occurrence (each, an “Effect”) that, taken individually or when taken together with all other applicable Effects, has been, is, or would reasonably be expected to be materially adverse to (i) the business, assets, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to complete the transactions contemplated by the Transaction Documents or to perform its obligations under the Transaction Documents; provided, however, that in no event shall any Effect, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been, is, or would be, a Material Adverse Effect to the extent resulting from: (A) any change in general economic, market, or political conditions; (B) any change in International Financial Reporting Standards as adopted in Canada or Applicable Law to the extent such change is generally applicable and not specifically directed at the Company or its subsidiaries; (C) any act of war (whether or not declared), armed hostilities, sabotage, or terrorism, or any material escalation or worsening of any such events, or any national disaster, weather event, or any national or international calamity; (D) any epidemic or pandemic, including COVID-19 and any evolutions or additional strains, variations or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or anything reasonably arising therefrom, including, without limitation, the values of share prices traded on any stock market or exchange; (E) conditions generally affecting the industry in which the Company and its subsidiaries operate; (F) any failure, in and of itself, to meet internal or published projections, forecasts, targets, or revenue or earnings predictions for any period, as well as any change, in and of itself, by the Company in any projections, forecasts, targets, or revenue or earnings predictions for any period (provided that the underlying causes of such failures (to the extent not otherwise falling within one of the other exceptions in this proviso) may constitute or be taken into account in determining whether there has been, is, or would be a Material Adverse Effect); or (G) any change in the price or trading volume of the Common Shares (provided that the underlying causes of such change (to the extent not otherwise falling within one of the other exceptions in this proviso) may constitute or be taken into account in determining whether there has been, is, or would be a Material Adverse Effect); provided, further, that any Effect referred to in clauses (A) through (E) may be taken into account in determining whether or not there has been, is, or would be a Material Adverse Effect to the extent such Effect has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other similarly situated participants in the industry in which the Company and its subsidiaries operate.

(b)          Amazon acknowledges that it has had an opportunity to conduct such review and analysis of the business, assets, condition, operations, and prospects of the Company and its subsidiaries, including an opportunity to ask such questions of management and to review such information maintained by the Company and its subsidiaries, in each case as it considers sufficient for the purpose of consummating the transactions contemplated by the Transaction Documents. Each party further acknowledges that it has had such an opportunity to consult with its own counsel, financial and tax advisers, and other professional advisers as it believes is sufficient for purposes of the transactions contemplated by the other Transaction Documents.

2.2          Representations and Warranties of the Company. Except as set forth in the SEC Reports (other than any information in the “Risk Factors” or “Cautionary Note Regarding Forward-Looking Statements” sections of such SEC Reports), the Company represents and warrants as of the date of this Agreement, and in the case of the representation in the last sentence of Section 2.2(c), as of the date of each issuance of Warrant Shares, to Amazon that:

(a)          Organization and Authority. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Province of Ontario, with full corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and except as would not constitute a Material Adverse Effect, has been and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification. The Company has made available to Amazon complete and correct copies of the Company’s Organizational Documents, as of the date of this Agreement, and each as so delivered is in full force and effect.

(b)          Capitalization. The authorized capital stock of the Company consists of (x) an unlimited number of Common Shares of which, immediately prior to the execution hereof, 49,507,480 Common Shares were issued and outstanding. The Company has (A) 4,013,901 Common Shares reserved and subject to issuance pursuant to outstanding stock options of the Company, and (B) 2,000,000 Common Shares available for future issuance under the Company Stock Plans. The outstanding Common Shares have been, and the Common Shares issuable under any Company Stock Plan will be, duly authorized and validly issued, fully paid and non-assessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights, the Company’s Organizational Documents, or any Applicable Law). Except as set forth above or in accordance with the Warrant, there are no (1) shares of capital stock or other Equity Securities or Voting Securities of the Company authorized, reserved for issuance, issued, or outstanding, (2) options, warrants, calls, preemptive rights, subscription, or other rights, instruments, agreements, arrangements, or commitments of any character obligating the Company or any of its subsidiaries to issue, transfer, or sell or cause to be issued, transferred, or sold any shares of capital stock or other Equity Securities or Voting Security in the Company or any securities or instruments convertible into or exchangeable for such shares of capital stock or other Equity Securities or Voting Securities or obligating the Company or any of its subsidiaries to grant, extend, or enter into any such option, warrant, call, preemptive right, subscription, or other right, instrument, agreement, arrangement, or commitment, (3) outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem, or otherwise acquire any capital stock or other Equity Securities or Voting Securities of the Company, or (4) issued or outstanding performance awards, units, rights to receive any capital stock, or other Equity Securities or Voting Securities of the Company on a deferred basis, or rights to purchase or receive any capital stock or Equity Securities or Voting Securities issued or granted by the Company to any current or former director, officer, employee, or consultant of the Company. No subsidiary of the Company owns any shares of capital stock or other Equity Securities or Voting Securities of the Company. There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock or other Equity Securities or Voting Securities of the Company. All options granted and shares reserved or issued under the Company’s incentive plans and, if applicable, employee stock purchase plan (collectively, the “Company Stock Plans”) have been granted, reserved, and issued in all material respects in full compliance with their respective Company Stock Plan and Applicable Law. The issuance of the Warrant and the Warrant Shares will not result in any adjustment to the conversion price or exercise price of any Equity Securities of the Company that are convertible into, or exercisable or exchangeable for, Common Shares. As of immediately after the execution hereof, assuming the issuance of the Warrant Shares in full, the number of Warrant Shares equals 20% of the outstanding Common Shares on a fully diluted basis.

(c)          The Warrant and Warrant Shares. The Warrant has been duly authorized by the Company and constitutes a valid, legal, and binding obligation of the Company in accordance with its terms, except as the same may be limited by the Bankruptcy and Equity Exceptions. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrant, and when so issued, paid for, and delivered upon due exercise of the Warrant, will be validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances, other than liens or encumbrances created by the Transaction Documents, arising as a matter of Applicable Law or created by or at the direction of Amazon or any of its subsidiaries.

(d)	Authorization, Enforceability.

(i)          The Company has full power and authority to execute and deliver this Agreement and the other Transaction Documents, as applicable, to consummate the transactions contemplated hereby and thereby, and to carry out its obligations hereunder and thereunder. The execution, delivery, and performance by the Company of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its shareholders, and no further approval or authorization is required on the part of the Company or its shareholders. This Agreement and the other Transaction Documents, assuming the due authorization, execution, and delivery by the other parties hereto and thereto, are valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy and Equity Exceptions”).

(ii)        The execution, delivery, and performance by the Company of this Agreement and the other Transaction Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge, or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under any of the terms, conditions, or provisions of (x) its Organizational Documents or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries is subject; (B) subject to compliance with the statutes, rules, and regulations referred to in the next paragraph, violate any Applicable Law or Order applicable to the Company or any of its subsidiaries or any of their respective properties or assets except, in the case of clauses (A)(y) and (B), for those occurrences that would not constitute a Material Adverse Effect; (C) result in any payment (including severance, unemployment compensation, forgiveness of indebtedness, or otherwise) becoming due to any director or any employee of the Company or any of its subsidiaries under any employment, compensation or benefit plan, program, policy, agreement, or arrangement that is sponsored, maintained, or contributed to by the Company or any of its subsidiaries (each, a “Company Benefit Plan”) or otherwise; (D) increase any benefits otherwise payable under any Company Benefit Plan; (E) result in any acceleration of the time of payment or vesting of any such benefits; (F) require the funding or acceleration of funding of any trust or other funding vehicle; or (G) constitute a “change in control,” “change of control,” or other similar term under any Company Benefit Plan; provided, however, that the foregoing shall not be deemed to include payments or other benefits under a Company Benefit Plan that (a) give effect to the Company’s performance of the Transaction Documents insofar as that performance impacts the Company’s overall results of operations, or (b) are made to any individual whose compensation is based in part on performance that is impacted by the Company’s performance of the Transaction Documents.

(iii)       Other than (A) such notices, filings, exemptions, reviews, authorizations, consents, or approvals as have been made or obtained as of the date hereof, and (B) notices, filings, exemptions, reviews, authorizations, consents, or approvals as may be required under, and other applicable requirements of (1) any Antitrust Laws, to the extent applicable, (2) the Exchange Act, (3) the Securities Act, and (4) the Principal Trading Market (5) filings under Canadian Securities Laws and with the TSX, no notice to, filing with, exemption, or review by, or authorization, consent, or approval of, any Governmental Entity is required to be made or obtained by the Company or any of its subsidiaries in connection with the consummation by the Company or any of its subsidiaries of the Warrant Issuance and the other transactions contemplated hereby and by the other Transaction Documents, except for any such notices, filings, exemptions, reviews, authorizations, consents, and approvals, the failure of which to make or obtain, would not constitute a Material Adverse Effect.

(e)	Company Financial Statements; Internal Controls.

(i)         Each of the consolidated financial statements included in the SEC Reports (A) complied as to form, as of their respective dates of filing with the Commission, in all material respects with the applicable accounting requirements and with the rules and regulations of the Commission, (B) was prepared in accordance with GAAP, in all material respects, applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or in the notes thereto and subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnote disclosures), and (C) fairly presents, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its subsidiaries as of the dates and for the periods referred to in such financial statements except to the extent such financial statements have been modified or superseded by later SEC Reports, and except, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act and in accordance with Sections 13 or 15(d) of the Exchange Act and for normal year-end audit adjustments which would not be material in amount or effect.

(ii)        Neither the Company nor any of the Company’s subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership, or any similar agreement or arrangement, where the result, purpose, or effect of such agreement or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its subsidiaries in the SEC Reports (including the financial statements contained therein).

(iii)       The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting. The Company (A) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules, regulations, and forms of the Commission, and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and (B) has disclosed, based on its most recent evaluation of internal control over financial reporting, to the Company’s outside auditors and the Audit Committee of the Board (x) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that would reasonably be expected to adversely affect the Company’s ability to record, process, summarize, and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, all of which information described in clauses (x) and (y) above has been disclosed by the Company to Amazon prior to the date hereof. Any material change in internal control over financial reporting required to be disclosed in any SEC Report has been so disclosed.

(iv)       Since September 30, 2025, neither the Company nor any of its subsidiaries has received any material complaint, allegation, assertion, or claim regarding the accounting or auditing practices, procedures, methodologies, or methods of the Company or any of its subsidiaries or their respective internal accounting controls.

(v)       Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), with respect to the SEC Reports, and the statements contained in such certifications were true and complete on the date such certifications were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX.

(f)          Accounting and Auditing Procedures. Since September 30, 2025, neither the Company nor any of its subsidiaries has received any material complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its subsidiaries or their respective internal accounting controls or auditing matters.

(g)          Management Certifications. Each of the Chief Executive Officer of the Company and Chief Financial Officer of the Company has made all certifications required by National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings, with respect to the Public Record, and the statements contained in such certifications were true and complete on the date such certifications were made.

(h)          Internal Controls. The Company has adopted and maintains internal control over financial reporting (within the meaning of National Instrument 52-109—Certification of Disclosure in Issuers’ Annual and Interim Filings) for the Company that is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and there are no material weaknesses in those internal controls. The Company has not received, and has no knowledge of, any complaint, allegation or claim regarding:

(i)          the accounting or auditing practices or procedures of the Company; or

(ii)         its internal accounting controls,

in either case that has not been resolved to the satisfaction of the audit committee of the Board.

(i)          Disclosure Controls and Procedures. Management of the Company has established and maintains a system of disclosure controls and procedures designed to provide reasonable assurance that:

(i)          material information relating to the Company is made known to the Company’s chief executive officer and chief financial officer (or others performing similar functions) by others, particularly during the period in which the annual filings are being prepared; and

(ii)         information required to be disclosed by the Company in its annual filings, interim filings or other reports filed or submitted by the Company under Canadian Securities Laws is recorded, processed, summarized and reported within the time periods specified in Canadian Securities Laws.

(j)          Tax Matters:

(i)          The Company has properly completed and filed on a timely basis all tax returns required to be filed by it and all federal, provincial, territorial, local and foreign income, profits, franchise, sales, use, occupancy, excise and other taxes and assessments (including interest and penalties) that are or may become payable by or due from the Company have been fully paid when due or adequate provisions have been made in respect of them in the books and records of the Company.

(ii)          The Common Shares of the Company does not constitute “taxable Canadian property” for the purposes of the Income Tax Act (Canada).

(k)          No Material Adverse Effect. Since September 30, 2025, no Material Adverse Effect has occurred.

(l)          Reporting Issuer Status. The Company is a “reporting issuer” in compliance in all material respects with all Canadian Securities Laws, the rules and policies of the TSX and the rules and polices of the Nasdaq and is not on any list of defaulting reporting issuers maintained pursuant to applicable Canadian Securities Laws. As of the date of this Agreement, no order generally ceasing or restricting trading in the Common Shares is outstanding and no proceedings for this purpose have been instituted or, to the knowledge of the Company, are pending, contemplated or threatened.

(m)         Company Public Record. The Company has filed on SEDAR+ true and complete copies of all documents required to be filed in accordance with Canadian Securities Laws. As of their respective dates, any documents composing the Company Public Record (including, for greater certainty, all associated exhibits and schedules and all documents incorporated by reference):

(i)           did not contain any untrue statement of a material fact or omit to state a material fact that was required to be stated in the relevant document or that was necessary to make the statements contained in the relevant document not misleading in light of the circumstances in which they were made; and

(ii)         complied in all material respects with all Laws.

(n)          Disclosure Compliance. The Company has complied with Canadian Securities Laws regarding the disclosure of material information and changes and has no confidential material change reports outstanding.

(o)          Listing. The Common Shares are listed on the TSX and the Nasdaq. The Company has no securities listed on any other exchange. The Company has filed all documents required to be filed by the TSX and the Nasdaq.

(p)          Reports.

(i)         Since September 30, 2025, the Company has complied in all material respects with the filing requirements of the Exchange Act and of the Securities Act.

(ii)        The SEC Reports, when they became effective or were filed with the Commission as the case may be, complied in all material respects with the requirements of the Securities Act, the Exchange Act, and SOX as applicable, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later SEC Reports filed or furnished and publicly available prior to the date of this Agreement.

(q)          Litigation and Liabilities. Since September 30, 2025, (a) there have been, and there are, no civil, criminal, or administrative actions, suits, claims, hearings, arbitrations, investigations, or other proceedings pending, or to the knowledge of the Company, threatened against the Company or any of its subsidiaries that (i) relate to the Warrant or Warrant Shares, (ii) challenge the validity or enforceability of the Company’s obligations under this Agreement or the Transaction Documents to which the Company is or will be a party, or (iii) would, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect, and (b) neither the Company nor any of its subsidiaries has incurred any obligations or liabilities that, individually or in the aggregate, have had or would likely result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any material Order.

(r)          Anti-Takeover Provisions. The actions taken by the Board to approve this Agreement, the Transaction Documents, and the transactions contemplated hereby and thereby, assuming the accuracy of the representations and warranties of Amazon set forth in Section 2.3(c), constitute all action necessary to render the Anti-Takeover Provisions inapplicable to this Agreement, the Transaction Documents, and the transactions contemplated hereby and thereby. The Company is not a party to any shareholder rights plan or “poison pill” agreement.

(s)          Registration Rights. The Company has not granted to any Person the right to request or require the Company to register any securities issued by the Company other than the rights granted to Amazon in accordance with Article VI of this Agreement.

(t)          Brokers; Fees and Expenses. No broker, investment banker, financial advisor, or other Person is entitled to any broker’s, finder’s, financial advisor’s, or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the other Transaction Documents based upon arrangements made by or on behalf of the Company.

(u)          Covered Foreign Persons and Activities. The Company is not a “covered foreign person” within the meaning of 31 C.F.R. § 860.209.37. The Company (i) does not engage in, and does not plan to engage in, any “covered activity” within the meaning of 31 C.F.R. § 850.208, and (ii) does not directly or indirectly hold a board seat on, any voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies, of any person or persons of a country of concern, as defined in 31 C.F.R. § 850.221, from which the Company attributes more than 50 percent of its revenue, net income, capital expenditure, or operating expenses on an annual basis, individually or as aggregated across such Persons.

2.3          Representations and Warranties of Amazon. Amazon hereby represents and warrants as of the date of this Agreement to the Company that:

(a)          Organization. Amazon has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business in all material respects as currently conducted. Each subsidiary of Amazon that is party to a Transaction Document is duly formed and validly existing in good standing under the laws of its jurisdiction of formation, with the corporate or analogous power and authority to own its properties and conduct its business in all material respects as currently conducted.

(b)	Authorization, Enforceability.

(i)          Amazon and each of its subsidiaries that is a party to any other Transaction Document have the corporate or analogous power and authority to execute and deliver this Agreement and the other Transaction Documents to which they are a party, to consummate the transactions contemplated hereby and thereby, and to carry out their obligations hereunder and thereunder. The execution, delivery, and performance by Amazon, and by each of its subsidiaries that is a party to any other Transaction Document, as applicable, of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or analogous action on its part, or such subsidiary’s part, as applicable, and no further approval or authorization is required on its part, or such subsidiary’s part, as applicable. This Agreement and the other Transaction Documents, assuming the due authorization, execution, and delivery by the other parties hereto and thereto, are valid and binding obligations of Amazon and such subsidiary, as applicable, enforceable against it and such subsidiary, as applicable, in accordance with their respective terms, except as the same may be limited by Bankruptcy and Equity Exceptions. Notwithstanding anything to the contrary contained herein, the exercise of the Warrant may require further board of directors (or analogous) approvals or authorizations on the part of Amazon or such subsidiary, as applicable (the “Exercise Approval”).

(ii)        The execution, delivery, and performance by Amazon, or any of its subsidiaries, as applicable, of this Agreement and the other Transaction Documents to which it or any such subsidiary is a party and the consummation of the transactions contemplated hereby and thereby and compliance by it, and such subsidiary, as applicable, with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge, or encumbrance upon any of its material properties or material assets under any of the terms, conditions, or provisions of (x) subject to Exercise Approval, its, or such subsidiary’s, as applicable, Organizational Documents or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which it, or such subsidiary, as applicable, is a party or by which it, or such subsidiary, as applicable, may be bound, or to which it, or such subsidiary, as applicable, or any of its, or such subsidiary’s, as applicable, properties or assets are subject, or (B) subject to compliance with the statutes, rules, and regulations referred to in the next paragraph, violate any Applicable Law or Order applicable to it, or such subsidiary, as applicable, or any of its, or such subsidiary’s, as applicable, properties or assets except, in the case of clauses (A)(y) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on the ability of Amazon to complete the transactions contemplated by the Transaction Documents or to perform its obligations under the Transaction Documents.

(iii)       Other than (A) such notices, filings, exemptions, reviews, authorizations, consents, or approvals as have been made or obtained as of the date hereof, and (B) notices, filings, exemptions, reviews, authorizations, consents, or approvals as may be required under, and other applicable requirements of (1) any Antitrust Laws, to the extent applicable, (2) the Exchange Act, and (3) the Securities Act, no notice to, filing with, exemption, or review by, or authorization, consent, or approval of, any Governmental Entity is required to be made or obtained by Amazon or any of its subsidiaries in connection with the consummation by Amazon or any of its subsidiaries of the Warrant Issuance and the other transactions contemplated hereby and by the other Transaction Documents, except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Amazon to complete the transactions contemplated by the Transaction Documents or to perform its obligations under the Transaction Documents.

(c)          Ownership. Other than in connection with this Agreement and the other Transaction Documents, neither Amazon nor Warrantholder is the Beneficial Owner of (i) any Common Shares or (ii) any securities or other instruments representing the right to acquire Common Shares.

(d)          Brokers; Fees and Expenses. No broker, investment banker, financial advisor, or other Person is entitled to any broker, finder, financial advisory, or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the other Transaction Documents based upon arrangements made by or on behalf of Amazon or Warrantholder.

2.4          Survival. The representations and warranties in this Agreement shall survive for twelve (12) months following the Closing; provided that the representations in Sections 2.2(a), (b), (c), (d), (j), and (k) and Sections 2.3(a), (b), (c) and (d) shall survive until the 12-month anniversary of the earlier of (A) the Expiration Time, and (B) the issuance date of Warrant Shares in connection with the exercise of all remaining Warrant Shares, such that the Warrant has either lapsed and become null and void or been exercised in accordance with the terms of the Warrant. The parties agree that the limitations set forth in the prior sentence shall not apply in the case of gross negligence, fraud, intentional misrepresentation, or intentional breach on the part of the party giving the relevant representation and warranty.

ARTICLE III

COVENANTS

3.1	Efforts.

(a)          Without prejudice to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, each party shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or desirable under Applicable Law to carry out the provisions hereof and thereof and give effect to the transactions contemplated hereby and thereby. In furtherance and not in limitation of the foregoing, each of the parties shall (i) subject to the provisions of this Section 3.1, including Section 3.1(d), use its commercially reasonable efforts to obtain as promptly as reasonably practicable and advisable (as determined in good faith by Amazon after consultation with the Company in accordance with the first sentence of Section 3.1(d)) all exemptions, authorizations, consents, or approvals from, and to make all filings with and to give all notices to, all third parties, including any Governmental Entities, required in connection with the transactions contemplated by this Agreement and the other Transaction Documents (including as may be required upon one or more exercises of Warrant Shares, and whether such approvals arise from Antitrust Laws or otherwise, or one or more sales of Warrant Shares), which, for the avoidance of doubt, shall include providing, as promptly as reasonably practicable and advisable, such information to any Governmental Entity as such Governmental Entity may request in connection therewith, and (ii) cooperate fully with the other party in promptly seeking to obtain all such exemptions, authorizations, consents, or approvals and to make all such filings and give such notices.

(b)          Without limiting the generality of the foregoing, as promptly as practicable after written notice from Amazon (but in the case of the HSR Act, no later than ten (10) Business Days after such written notice), and for filings other than in the case of the HSR Act, no later than (I) in the case of filings with an established regulatory time frame, such required time frame, or (II) for filings with no established regulatory time frame, as promptly as reasonably practicable, the parties shall (i) file any Notification and Report Forms required or advisable under the HSR Act with the Federal Trade Commission and the United States Department of Justice and (ii) file, make or give, as applicable, all other filings, requests, or notices required or advisable under any other Antitrust Laws, in each case with respect to the issuance of the Warrant Shares (the “Initial Filing Transaction”) (the filings, requests and notices described in the foregoing clauses (i) and (ii), collectively, the “Initial Antitrust Filings”). In addition, following the receipt of the Initial Antitrust Clearance, to the extent required or advisable by Applicable Law (including, for the avoidance of doubt, any Antitrust Law) in connection with any further issuance of Warrant Shares (in each case, whether in full or in part), the parties shall file, make, or give, as applicable, as promptly as reasonably practicable and advisable (as determined in good faith by Amazon after consultation with the Company in accordance with the first sentence of Section 3.1(d)), any further filings, requests, or notices required under any Antitrust Laws, including the HSR Act. Without limiting the generality of the foregoing, each party shall supply as promptly as reasonably practicable to the appropriate Governmental Entities, and in any event no later than in accordance with established regulatory time frames, any information and documentary material that may be required under the HSR Act or any other Antitrust Laws. For purposes of this Agreement, the term “Initial Antitrust Clearance” as of any time means (x) prior to such time, the expiration or termination of the waiting period under the HSR Act and the receipt of all exemptions, authorizations, consents, or approvals, the making of all filings and the giving of all notices, and the expiration of all waiting periods, subject to any other Antitrust Laws, in each case to the extent required with respect to the Initial Filing Transaction, and (y) the absence at such time of any Applicable Law or Order issued by any court of competent jurisdiction or other legal restraint or prohibition under any Antitrust Law, in each case that has the effect of preventing the consummation of any issuances of Warrant Shares.

(c)          Subject to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, and only to the extent required under the Antitrust Laws, each of the parties shall use its commercially reasonable efforts to avoid or eliminate each and every impediment under any Antitrust Laws that may be asserted by any Governmental Entity, so as to enable the parties to give effect to the transactions contemplated hereby and by the other Transaction Documents in accordance with the terms hereof and thereof; provided, that notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, nothing in this Section 3.1 shall require, or be construed to require, any party or any of its Affiliates to agree to (and no party or any of its Affiliates shall agree to, without the prior written consent of the other parties): (i) sell, hold separate, divest, discontinue, or limit (or accept any conditions relating to, or changes or restrictions in, the operation of) any assets, businesses, or interests of it or its Affiliates (irrespective of whether or not such assets, businesses, or interests are related to, are the subject matter of, or could be affected by the transactions contemplated by the Transaction Documents); (ii) without limiting clause (i) in any respect, accept any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses, or interests that would reasonably be expected to adversely impact (x) the business of, or the financial, business, or strategic benefits of, the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y) any other assets, businesses, or interests of it or its Affiliates; (iii) without limiting clause (i) in any respect, accept any modification or waiver of the terms and conditions of this Agreement or any of the other Transaction Documents that would reasonably be expected to adversely impact (x) the business of, or financial, business, or strategic benefits of, the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y) any other assets, businesses, or interests of it or its Affiliates; or (iv) without limiting clause (i) in any respect, take any action that would materially impair the value to Amazon of the transactions contemplated hereby.

(d)          Amazon shall have the principal responsibility for devising and implementing the strategy (including with respect to the timing of filings) for obtaining any exemptions, authorizations, consents, or approvals required or advisable under the HSR Act or any other Antitrust Laws in connection with the transactions contemplated hereby and by the other Transaction Documents; provided, however, that Amazon shall consult in advance with the Company and shall give good faith consideration to the Company’s views regarding the overall antitrust strategy. Each of the parties shall promptly notify the other party of, and if in writing, furnish the other with copies of (or, in the case of oral communications, advise the other of), any substantive communication that it or any of its Affiliates receives from any Governmental Entity, whether written or oral, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents, and to the extent reasonably practicable, permit the other party to review in advance any proposed substantive written communication by such party to any Governmental Entity and consider in good faith the other party’s reasonable comments on any such proposed substantive written communications prior to their submission. No party shall, and each party shall cause its Affiliates not to, participate or agree to participate in any substantive meeting or communication with any Governmental Entity in respect of the subject matter of the Transaction Documents, including on a “no names” or hypothetical basis, unless (to the extent practicable) it or they consult with the other party in advance, and to the extent practicable and permitted by such Governmental Entity, give the other party the opportunity to jointly prepare for, attend, and participate in such meeting or communication. The parties shall (and shall cause their subsidiaries and Representatives to) coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the matters described in this Section 3.1, including (x) furnishing to each other all information reasonably requested to determine the jurisdictions in which a filing or submission under any Antitrust Law is required or advisable, (y) furnishing to each other all information required for any filing or submission under any Antitrust Law, and (z) keeping each other reasonably informed with respect to the status of each exemption, authorization, consent, approval, filing, and notice under any Antitrust Law, in each case, in connection with the matters that are the subject of this Agreement or any of the other Transaction Documents. The parties shall provide each other with copies of all substantive correspondence, filings, or communications between them or any of their Affiliates or Representatives, on the one hand, and any Governmental Entity or members of its staff, on the other hand, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents; provided that such material may be redacted as necessary to (1) comply with contractual arrangements, (2) address good faith legal privilege or confidentiality concerns, and (3) comply with Applicable Law.

(e)          Subject to the other provisions of this Agreement, including in this Section 3.1, in the event that any arbitral, administrative, judicial, or analogous action, claim, or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or any other third party relating to or in connection with the transactions contemplated hereby or by any of the other Transaction Documents other than the Commercial Arrangements (“Transaction Litigation”), neither party shall be required to contest and resist any such Transaction Litigation or to seek to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation or implementation of the transactions contemplated hereby or by any of the other Transaction Documents. Upon either (i) the issuance of a non-appealable permanent Order that prohibits, prevents, or restricts consummation or implementation of the transactions contemplated hereby or by any of the other Transaction Documents, or (ii) a termination by Amazon under Section 8.1(a)(ii) hereof, this Agreement and the Warrant shall immediately and automatically be terminated; provided, however, that the parties hereto agree to cooperate with each other to execute and deliver any further instruments or documents and to take all such further action to make Amazon economically the same as if the Warrant had not terminated with respect to Amazon’s vesting under the Warrant that occurred prior to such automatic termination and (2) with respect to unvested Warrant Shares, to preserve for Amazon the effect of Vesting Events occurring after such automatic termination, assuming such Vesting Events occur. Each party shall keep the other party reasonably informed with respect to any Transaction Litigation unless doing so would reasonably be likely to jeopardize any privilege of such party regarding any such Transaction Litigation (subject to such party using commercially reasonable efforts to develop and implement, and cooperating in good faith with the other party in developing and implementing, reasonable alternative arrangements to provide such other party with such information). Subject to the immediately preceding sentence, each party shall promptly advise the other party orally and in writing in connection with, and shall consult with each other with respect to, any Transaction Litigation and shall in good faith give consideration to each other’s advice with respect to such Transaction Litigation.

(f)          In the event of Transaction Litigation where a party hereto or its Affiliates is a named defendant and the other party hereto or its Affiliates is either (i) not a named defendant, or (ii) a named defendant with respect to aiding and abetting the named defendant (“Specified Defendant”), the party who is or its Affiliates are named defendant shall indemnify and reimburse the Specified Defendant for its Losses incurred in connection with such Transaction Litigation; provided that, in the case of any Transaction Litigation which arises under the HSR Act or any of the Antitrust Laws, each of (A) the Company, and (B) Warrantholder and/or Amazon shall bear their own Losses.

(g)          As promptly as practicable following the date hereof, the Company shall adopt such amendments and take such further actions and do or cause to be done all things necessary, proper, or advisable under Applicable Law to prevent the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby from constituting a “change in control,” “change of control,” or other similar term under any Company Benefit Plan.

(h)          Notwithstanding anything herein to the contrary, from and after the earlier of (i) the exercise of the Warrant in full and (ii) the expiration, termination, or cancellation of the Warrant without the Warrant having been exercised in full, no party shall have any further obligations under this Section 3.1; provided, that this Section 3.1(h) shall in no way relieve any party with respect to any breach by such party of this Section 3.1 prior to such time.

3.2	Public Announcements.

(a)          The parties acknowledge that the Company’s initial announcement of the transactions contemplated by this Agreement and the other Transaction Documents to customers, suppliers, investors, employees, and otherwise (the “Initial Announcement”) and the timing thereof has been agreed by the parties, including: (A) a Form 8-K (or, if the Company is then a Foreign Private Issuer, a Form 6-K furnished pursuant to Rule 13a-16 or 15d-16 under the Exchange Act) to be filed or furnished by the Company promptly after the date hereof with this Agreement and the Warrant as exhibits thereto (but, for the sake of clarity, without any narrative or exhibits related to the Commercial Arrangements) but redacted as has been agreed by the parties (the “Initial Public Filing”) and (B) a press release prepared in compliance with Canadian Securities Laws and the rules and policies of the TSX. Other than the transmission of the Initial Announcement at the time mutually agreed upon by the parties and filing or furnishing of the Initial Public Filing, except as required by the Commercial Arrangements, Applicable Law (including filing of a material change report and a copy of this Agreement and the Warrant on SEDAR+, pursuant to National Instrument 51-102-Continuous Disclosure Obligations) or by the rules or requirements of any stock exchange on which the securities of a party are listed, no party shall make, or cause to be made, or permit any of its Affiliates to make, any press release or public announcement or other similar communications in respect of the Transaction Documents or the transactions contemplated thereby without prior written consent (not to be unreasonably withheld, conditioned, or delayed) of the other party, to the extent such release, announcement, or communication relates to the transactions contemplated hereby or by any of the other Transaction Documents. Notwithstanding the foregoing, no party shall be required to receive the consent of the other party to any release, announcement, or communication (including any filing required to be made under Canadian Securities Laws, the Exchange Act or the Securities Act) to the extent such release, announcement, or communication includes information (i) with respect to the transactions contemplated hereby or by any of the other Transaction Documents that is substantially the same as the Initial Announcement, provided that such release, announcement, or communication follows the Initial Announcement; (ii) that is substantially the same as releases, announcements, or other communications previously consented to by the other party in accordance with this Section 3.2; (iii) that is required to be disclosed under GAAP; (iv) that has previously been released by either of the parties hereto in respect of the transactions contemplated hereby or the Transaction Documents without any violation of the terms of this Agreement; or (v) as may be required in connection with any Form 4, Schedule 13D, Schedule 13G, Form 8-K or Form 6-K (as applicable depending on the Company’s status as a Foreign Private Issuer or U.S. domestic issuer at the relevant time), Form 10-Q (or, if the Company is then a Foreign Private Issuer, any Form 6-K furnishing interim financial information in lieu thereof), Form 10-K, Form 20-F, or Form 40-F (as applicable depending on the Company’s status as a Foreign Private Issuer or U.S. domestic issuer at the relevant time), Schedule 14A (to the extent applicable to the Company at the relevant time), or other disclosure required by the Commission, the Principal Trading Market, or other Governmental Entity to be made by Amazon or the Company in connection with the transactions contemplated by the Transaction Documents. Notwithstanding the preceding sentence, to the extent any disclosure (including communications with investors and analysts) relates to the Transaction Documents or any transaction contemplated thereby and contains any information not included with the Initial Announcement or releases, announcements, or other communications previously consented to by the other party in accordance with this Section 3.2 or that has previously been released by either of the parties hereto in respect of the transactions contemplated hereby or the Transaction Documents without any violation of the terms of this Agreement, such disclosure shall be subject to: (A) the prior consent of the other party (unless it is required to be in such form under Applicable Law), which shall not be unreasonably withheld, conditioned, or delayed, and (B) a reasonable opportunity to propose revisions by the other party, and which revisions such party shall make absent a reasonable basis for objection (and shall provide the other party prompt notice of any such objection and the basis therefor and a reasonable opportunity to consider and discuss such objection).

(b)          Without limiting the foregoing, in recognition of the importance to the Company and Amazon of taking appropriate steps to maintain the confidentiality of agreements between the parties from the parties’ customers, competitors, and suppliers, in the event that the Company is requested by the Commission, the Principal Trading Market, or any other regulatory body or stock exchange (the Commission, the Principal Trading Market, and each such other regulatory body or stock exchange, a “Disclosure Agency”), or legally required to file or otherwise submit any agreement to which Amazon is a party other than this Agreement and the Warrant (each a “Disclosable Agreement”), or any excerpt from, summary of, or information relating to any Disclosable Agreement with or to a Disclosure Agency, the filing or submission of which involves or could result in public disclosure of such Disclosable Agreement or excerpt therefrom, summary thereof, or information relating thereto, the Company will (1) promptly notify Amazon of such request or requirement to file or otherwise submit the Disclosable Agreement or any excerpt therefrom, summary thereof, or information relating thereto and any applicable deadline for making such filing or submission, (2) use reasonable efforts to persuade the Disclosure Agency that the Company is not required to file or otherwise submit the Disclosable Agreement in connection with Applicable Laws, and, to the extent such efforts are not successful, (3) provide Amazon with a reasonable opportunity to request (i) a redaction of any information in the Disclosable Agreement or excerpt therefrom, summary thereof, or information relating thereto (in addition to any redactions proposed by the Company) prior to filing or submitting such Disclosable Agreement, excerpt therefrom, summary thereof, or information relating thereto, and (ii) if requested or required by the Disclosure Agency, the submission of one or more confidential treatment requests in support of such redactions with such arguments as requested by Amazon, including in response to any comments or requests for information issued by the applicable Disclosure Agency, to which, in each case, the Company shall agree absent a reasonable basis for objection (and shall provide Amazon prompt notice of any such objection and the basis therefor and a reasonable opportunity to consider and discuss such objection with the Company), (4) provide Amazon (i) with copies of any comments and all other communications received from the applicable Disclosure Agency with respect to the Disclosable Agreement or confidential treatment thereof (including a reasonable summary of any oral communications or other comments received other than in writing) as promptly as reasonably practicable and (ii) with the Company’s proposed response to such comments at least three (3) Business Days before such response is submitted to the applicable Disclosure Agency, and (5) provide Amazon with a reasonable opportunity to propose revisions within such time period to such proposed response as requested by Amazon, and which revisions the Company shall make absent a reasonable basis for objection (and shall provide Amazon prompt notice of any such objection and the basis therefor and a reasonable opportunity to consider and discuss such objection with the Company), and as applicable, use its commercially reasonable efforts in responding to any such comments in order to pursue assurance that confidential treatment will be granted. The Company will not file any Disclosable Agreement, any excerpt therefrom, summary or portion thereof, or information relating thereto with any Governmental Entity or regulatory body, including any Disclosure Agency, or disclose any other confidential and/or commercially sensitive information in any manner, except to the extent (i) permitted above, or (ii) the Company determines in good faith based on the written advice of outside counsel that making such filing or submission without adhering to the requirements set forth above is necessary to comply with Applicable Law. Notwithstanding anything in Section 8.1 of this Agreement to the contrary, the provisions of this Section 3.2(b) will survive for so long as any Commercial Arrangements remain in effect.

3.3          Expenses. Unless otherwise provided in any Transaction Document, each of the parties shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents, including fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel.

3.4	Board Observer.

(a)          The Company agrees that, from and after any such time as the number of Common Shares (including exercised Warrant Shares) held by Warrantholder, Amazon, and any of their respective Affiliates, equal at least 2,475,374 Common Shares (the “Observer Threshold”), Amazon shall have the right, but not the obligation, to designate an individual employee or other service provider of Amazon or any of its Affiliates (any such individual, the “Amazon Observer”) to attend all meetings of the Board in a non-voting, observer capacity, which Amazon Observer shall be approved by the Company (such approval not to be unreasonably withheld, conditioned, or delayed), provided, however, that no approval by the Company will be required if the Amazon Observer is an employee of Amazon or any of its Affiliates, in which case Amazon shall notify the Company of the identity of the Amazon Observer at least fourteen days before the first meeting to be attended by such Amazon Observer in that role. In this respect, the Company shall provide to the Amazon Observer notice of such meetings and, subject to Section 5.1(b), a copy of the meeting materials at the same time as provided to the members of the Board in their capacity as such, and shall provide the Amazon Observer with the same rights to expense reimbursement that it provides to independent members of the Board. The Company acknowledges and agrees that the Amazon Observer will not owe any fiduciary duties or any other similar obligations or duties, including in law or equity, to the Company, its subsidiaries, or its shareholders and may act at all times in the best interests of Warrantholder, Amazon, and any of their respective Affiliates; provided, however, that the Amazon Observer shall be bound by obligations of confidentiality with respect to all information received in connection with attending Board meetings, which confidentiality obligations shall be no less restrictive than those set forth in the Confidentiality Agreement.

(b)          Notwithstanding the above, the Amazon Observer shall not be entitled to attend and otherwise participate in, and shall, to the extent applicable, waive notice of and recuse themselves from, such meetings or portions thereof and shall not be entitled to receive any information, in each case (i) to the extent relating to Amazon, this Agreement, any other Transaction Documents or the transactions contemplated hereby or thereby, (ii) to the extent such information involves competitively sensitive information about specific Company customers, (iii) if the Company believes based on the good faith written advice of outside counsel that providing such information would violate Applicable Law (in which case the Company shall notify Amazon of such belief and the Company and Amazon shall consult and cooperate in good faith in determining whether the Company is legally prohibited from providing such information to the Amazon Observer), or (iv) where the Company determines based upon good faith written advice from outside counsel that providing such information (A) would reasonably be expected to jeopardize an attorney-client privilege or cause a loss of attorney work product protection or (B) would violate a contractual confidentiality obligation to any third party; provided, that, with respect to clauses (ii) through (iv), the Company uses reasonable best efforts and cooperates in good faith with the Amazon Observer to develop and implement reasonable alternative arrangements to provide the Amazon Observer with the intended benefits of this Section 3.4.

(c)          The Company shall at all times provide or otherwise make available to the Amazon Observer, if applicable (in his or her capacity as such), indemnification and exculpation with respect to claims arising solely from the Amazon Observer’s attendance at and participation in meetings of the Board in such observer capacity, on terms substantially similar to those provided to members of the Board (including with respect to derivative claims).

(d)          Promptly upon the occurrence of Warrantholder, Amazon, and any of their respective Affiliates holding Warrant Shares and vested Warrant Shares subject to exercise under the Warrant less than the Observer Threshold, all obligations of the Company with respect to, and all rights of, Amazon and the Amazon Observer under this Section 3.4 (other than rights to indemnification and exculpation as contemplated by Section 3.4(c)) shall terminate and, unless otherwise consented to by a majority of the members of the Board, Amazon shall cause the Amazon Observer to cease attending meetings of the Board.

3.5	Shareholder Approval

(a)	Proxy Statement.

(i)         In connection with its next annual general meeting of holders of Common Shares (the “Company Shareholders”) after the date hereof held in compliance with its obligations under applicable corporate laws and the rules of the TSX (such meeting, the “Company AGM”), the Company shall prepare and file a management information circular (the “AGM Circular”) that shall include a proposal relating to the issuance of any Warrant Shares in excess of 12,376,870 Common Shares (for the avoidance of doubt, without giving effect to any “cashless” or “net” exercise provisions therein and without giving effect to any adjustments set forth in Section 11 of the Warrant) for the purpose of complying with Section 607(g) of the TSX Company Manual (the “Section 607(g) Matters”).

(ii)        If, pursuant to the terms of the Warrant, the Company is at any point required to adjust the terms of or entitlements under the Warrant in a manner that requires the prior approval of TSX and such prior approval of TSX is conditioned upon the prior approval of the Company Shareholders, then, within 60 days after the date of any event giving effect to such adjustment is first announced, the Company shall prepare and file a management information circular (such circular when referred to together with the AGM Circular, a “Proxy Statement”) that shall include a proposal for a resolution of the Company Shareholders specifically relating to the approval of such adjustment for the purpose of complying with any applicable TSX rules or policies relating to such adjustment (the “Subject Adjustments”, and together with the Section 607(g) Matters, the “Company Shareholder Matters”).

(iii)       The Company shall consult with Amazon prior to filing any Proxy Statement, or responding to any comments from TSX or the Commission, or their respective staff, with respect thereto (to the extent any comments from TSX or the Commission relate to the subject matter hereof), and provide Amazon with no less than three (3) Business Days to comment thereon, and which revisions the Company shall make absent a reasonable basis for objection (and shall provide Amazon prompt notice of any such objection, the basis therefor and a reasonable opportunity to consider and discuss such objection with the Company). The Company shall notify Amazon within one (1) Business Day of the receipt of any comments from TSX or the Commission or their respective staff with respect to any Proxy Statement and of any request by TSX, or the Commission or their staff for amendments or supplements to any Proxy Statement or for additional information and shall supply Amazon with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the TSX or the Commission, or their respective staff, on the other hand, with respect to any Proxy Statement. The Company shall (A) cause any Proxy Statement to comply with the applicable rules and regulations promulgated by TSX or the Commission, as applicable, and (B) respond promptly to any comments or requests of TSX or the Commission or their staff relating to a Proxy Statement.

(iv)      The Company covenants and agrees that any Proxy Statement (and any letter to the Company Shareholders, notice of meeting and form of proxy included therewith) will (A) comply as to form in all material respects with the requirements of Applicable Law, and (B) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(v)       The Company will file and mail any definitive Proxy Statement in accordance with Applicable Laws. If the Company becomes aware of any event or information that, in accordance with Applicable Laws, should be disclosed in an amendment or supplement to the Proxy Statement, as the case may be, then the Company shall promptly as reasonably practicable file such amendment or supplement with the TSX and the Commission and, if appropriate, mail such amendment or supplement to the Company Shareholders. If the Company plans on filing an amendment or supplement, the Company shall provide Amazon with no less than three (3) Business Days to comment thereon, and which revisions the Company shall make absent a reasonable basis for objection (and shall provide Amazon prompt notice of any such objection, the basis therefor and a reasonable opportunity to consider and discuss such objection with the Company).

(b)          Shareholder’s Meeting. The Company shall take all action necessary under Applicable Law to call, give notice of and hold the Company AGM and any other meeting of Company Shareholders (together with the Company AGM, a “Company Shareholder Meeting”) required to consider and vote to approve the Company Shareholder Matters in accordance with the terms of this Agreement (the “Requisite Shareholder Approval”). The Company shall take reasonable measures to ensure that all proxies solicited in connection with any Company Shareholder Meeting are solicited in compliance with Applicable Law. The Company shall regularly provide updates to Amazon on voting totals with respect to the Company Shareholder Matters. A Company Shareholder Meeting will be postponed or adjourned in accordance with the Company’s Organizational Documents or as otherwise required by Applicable Law if the Company determines that in good faith (after reasonable consultation with Amazon) (w) it is probable that the proposals regarding any Company Shareholder Matter will not pass, (x) there is an insufficient number of Common Shares present or represented by a proxy at a Company Shareholder Meeting to conduct business thereat, (y) the Company is required to postpone or adjourn a Company Shareholder Meeting by Applicable Law or a request from the TSX or the Commission or their staff, or (z) it is necessary or appropriate to postpone or adjourn a Company Shareholder Meeting in order to give the Company Shareholders sufficient time to evaluate any supplemental information or disclosure that the Company has sent or otherwise made available to them; provided, however, the date of any Company Shareholder Meeting may not be postponed or adjourned more than an aggregate of thirty (30) days in connection with any postponement or adjournment. If any Requisite Shareholder Approval is not obtained at or prior to the applicable Company Shareholder Meeting, the Company shall at Amazon’s request cause an additional Company Shareholder Meeting to be held every twelve (12) months thereafter until the earlier of the time such Requisite Shareholder Approval is obtained or the Expiration Time.

(c)          Board Recommendation. The Company shall use its commercially reasonable efforts to obtain any Requisite Shareholder Approval. Without limiting the foregoing, the Board shall (x) recommend that the Company Shareholders vote in favor of any Requisite Shareholder Approval (a “Company Board Recommendation”) and not withdraw or modify in any adverse respect such Company Board Recommendation unless the Board determines in good faith (after determining in good faith based on the written advice of outside legal counsel and financial advisors) that the failure to take such action would be inconsistent with its fiduciary duties to the holders of Common Shares under Applicable Law, and (y) the applicable Proxy Statement shall include a statement to the effect that the Board recommends that the Company Shareholders vote to approve the Company Shareholder Matters. If the Board withdraws, changes, or qualifies the Company Board Recommendation in any manner adverse to Amazon, or fails to include the Company Board Recommendation in the Proxy Statement when disseminated to the Company Shareholders, Amazon shall have the right, at its option, to require the Company to negotiate in good faith with Amazon to amend the terms of the Warrant and the other Transaction Documents in order to ensure that Amazon is made whole and obtains all of the financial and other benefits intended to be conferred in connection with this Agreement and the transactions contemplated hereby.

(d)          Cooperation. Amazon shall furnish the Company all information reasonably requested by the Company concerning itself, its Affiliates, directors, officers, shareholders and such other matters as may be reasonably necessary or advisable in connection with any Company Shareholder Matters set forth in a Proxy Statement.

(e)          Support Agreements. In connection with the execution of this Agreement, each Named Executive Officer (as such term is promulgated by the SEC) and the executive chairman of the Company shall execute a voting agreement in support of the Company Shareholder Matters in the form attached hereto as Annex B (each, a “Support Agreement”). From and after the date of this Agreement until the date of any Requisite Shareholder Approval, the Company shall use reasonable efforts to request all new Beneficial Owners of Common Shares in excess of 5% of the Common Shares outstanding (each, a “Significant Shareholder”), within ten (10) Business Days after such Person becoming a Significant Shareholder, to deliver to the Company a Support Agreement.

(f)          Proxy Solicitation. At any Company Shareholder Meeting other than the Company AGM, the Company shall engage a nationally-recognized proxy solicitation firm to perform customary and reasonable solicitation efforts (which shall include both mailings and telephone solicitation), solely at the Company’s expense, in order to obtain approval of any Company Shareholder Matters. For the avoidance of doubt, and without limitation, in the event the Section 607(g) Matters are not approved at the Company AGM, this covenant shall apply to any subsequent Company Shareholder Meeting at which Section 607(g) Matters are to be considered.

3.6          Tax Treatment. Amazon and the Company agree to treat the Warrant Issuance (i) as a closed, taxable transaction occurring on the date of the Warrant Issuance, rather than as an open transaction, for U.S. federal, state, and local tax purposes, and (ii) not as a transaction in connection with the performance of services within the meaning of Section 83 of the Code. Amazon shall control the valuation of the Warrant for all relevant U.S. federal, state, and local tax purposes and shall engage a nationally recognized valuation firm to prepare such valuation within a reasonable amount of time following the date hereof. Neither Amazon nor the Company shall take any position for tax purposes that is inconsistent with the foregoing, unless required by a determination (within the meaning of Section 1313(a) of the Code).

3.7          MNPI. Except as is otherwise required pursuant to the terms of this Agreement, the Company shall not, and shall cause its subsidiaries not to, provide material nonpublic information to Amazon, its Affiliates or their Representatives, except for communications directly related to satisfaction of any conditions under or obligations of the Warrant or the performance of the commercial relationship between the Company and its Affiliates, on one hand, and Amazon or its Affiliates, on the other hand.

3.8	Repurchase Sell Down.

(a)          If the Company shall at any time or from time to time effect Repurchases, the Company agrees to provide Amazon written notice on a daily basis (a “Repurchase Notice”) that shall include (i) the number of aggregate shares it has Repurchased, including the type and amount of Equity Securities, (ii) the number of Common Shares outstanding immediately prior to and after such Repurchases, and (iii) the amount of expected Repurchases remaining if such Repurchases are part of a series of transactions. Delivery of the Repurchase Notices shall continue until there are no further planned Repurchases, at which time a final Repurchase Notice (the “Final Repurchase Notice”) shall be promptly delivered, which shall indicate that the Repurchases have concluded. The Company will give Amazon at least five (5) Business Days’ written notice before consummating its first Repurchase in any series of Repurchases.

(b)          Beginning upon receipt of the first Repurchase Notice and ending on the tenth Business Day following receipt by Amazon of the Final Repurchase Notice, Amazon may elect to sell to the Company in one or more transactions, and the Company shall purchase from Amazon or its Affiliates at a price per share as set forth in the Repurchase Notice, the number of Common Shares specified by Amazon in one or more written notices to the Company (each a “Sell Down Notice”). The maximum aggregate number of shares that Amazon or its Affiliates may sell to the Company, and that the Company is obligated to purchase from Amazon or its Affiliates, shall not exceed that number of shares such that Amazon’s ownership percentage on an outstanding basis is no less than 19.000%. The delivery by Amazon of a Sell Down Notice shall not prevent or limit the Company from Repurchases prior to the Company purchasing from Amazon or its Affiliates the shares specified in the Sell Down Notice.

(c)          Covered Foreign Persons and Activities. The Company shall not knowingly engage in any “covered activity” within the meaning of 31 C.F.R. § 850.208 or otherwise knowingly take any action that would cause the Company to be a “covered foreign person” within the meaning of 31 C.F.R. § 850.209; provided, however, that this Section 3.7(c) shall not apply to the extent that any activity becomes a “covered activity” or the Company becomes a “covered foreign person” solely as a result of changes in Applicable Law occurring after the date of this Agreement, so long as the Company uses commercially reasonable efforts to cure or mitigate such status promptly after becoming aware thereof.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1          Acquisition for Investment. Amazon (for itself and on behalf of Warrantholder) acknowledges that the issuance of the Warrant and the Warrant Shares has not been registered under the Securities Act or under any state securities laws. Amazon (for itself and on behalf of Warrantholder) (i) acknowledges that it is acquiring the Warrant and the Warrant Shares under an exemption from registration under the Securities Act solely for its own account for investment with no present intention to distribute them to any Person in violation of the Securities Act or any other applicable state securities laws, (ii) agrees that it shall not (and shall not permit its subsidiaries to) sell or otherwise dispose of the Warrant or the Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable state securities laws and the terms of this Agreement and the Warrant, (iii) acknowledges that it has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Warrant Issuance and of making an informed investment decision, and has conducted a review of the business and affairs of the Company that it considers sufficient and reasonable for purposes of consummating the Warrant Issuance, (iv) acknowledges that it is able to bear the economic risk of the Warrant Issuance and is able to afford a complete loss of such investment, (v) acknowledges that it is an “accredited investor” (as that term is defined by Rule 501(a) of Regulation D under the Securities Act); and (vi) acknowledges that it is an “accredited investor” (as that term is defined by National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) by virtue of being a person described under Section 2.3(m) under NI 45-106 and was not created and is not being used solely to purchase or hold securities as an accredited investor described in paragraph (m) thereof.

4.2	Legend.

(a)          Amazon (for itself and on behalf of Warrantholder) agrees that all book-entry electronic instruments representing the Warrant and the Warrant Shares shall bear any legend that is required by the “blue sky” laws of any state and a restrictive legend substantially to the following effect, if applicable:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED IN CONNECTION WITH AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A TRANSACTION AGREEMENT, DATED AS OF JULY 14, 2026, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC., A DELAWARE CORPORATION, A COPY OF WHICH IS OR WILL BE ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.”

(b)          Amazon is aware that any certificates representing the Warrant (and the underlying Warrant Shares, unless issued at least four months after the Closing Date) will bear a legend (or an ownership statement issued under a book-entry system may be required to bear a legend restriction notation) in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 15, 2026.

and, if required by the TSX, in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

(c)          If and when the Warrant Shares are eligible for resale under an effective registration statement under the Securities Act, or are exempt from registration under Rule 144 of the Securities Act, the Company shall comply with the Delivery Covenants (as defined below) and remove any portion of the legends in clause (a) above that is no longer applicable.

(d)          After receiving a written request under either (c) above, or any notice of exercise of part or all of a Warrant, the Company shall, at its sole expense, including that of its transfer agent and for same day processing with its transfer agent, on or before (i) the second Business Day following receipt of such request or notice, issue applicable issuance instructions to the Company’s transfer agent to, and (ii) the fifth Business Day following receipt of such request or notice, cause the Company’s transfer agent to:

(i)         if the to-be-issued Warrant Shares remain subject to any restrictive legends, issue such Warrant Shares in book entry form on the ledger of the Company’s transfer agent, or

(ii)        if the to-be-issued Warrant Shares are not subject to any restrictive legends, including without limitation being registered on an effective registration statement or are eligible for resale under Rule 144 of the Securities Act, then at Warrantholder’s election, (x) issue such Warrant Shares in book entry form on the ledger of the Company’s transfer agent, or (y) at the option of Warrantholder, use either (a) the Depository Trust Company (“DTC”) Direct Registration System (“DRS”) or (b) the DTC Deposit/Withdrawal At Custodian (“DWAC”) system to credit such aggregate number of Warrant Shares to which Warrantholder is entitled in accordance with such exercise to such Warrantholder’s balance account with DTC; provided that Warrantholder consents to the elimination or reduction, as the case may be, of such applicable book entry positions at the Company’s transfer agent.

The obligations set forth in this Section 4.2(d) are referred to as the “Delivery Covenants.”

(e)          If the Company’s transfer agent requires an opinion of counsel to remove any restrictive legends, then, at election of Warrantholder, the Company shall (i) within the timeframe to allow for compliance with the share delivery timeline in clause (d) above, obtain at its own cost an opinion of counsel from a nationally recognized law firm, provided that Warrantholder delivers any reasonably required written representations to support such opinion of counsel, or (ii) or at Warrantholder’s option instruct the Company’s transfer agent to accept an opinion of counsel obtained by Warrantholder from a nationally recognized law firm in reasonable form and substance.

4.3          Anti-Takeover Provisions. The Company shall not take any action that would prevent Amazon from exercising any of its rights under this Agreement or any of the other Transaction Documents, or any of the transactions contemplated hereby or thereby (a “Burdensome Action”), including by causing this Agreement or any of the other Transaction Documents, or any of the transactions contemplated hereby or thereby, to be subject to any requirements imposed by any Anti-Takeover Provisions or subject in any manner to any “poison pill” or similar shareholder rights plan, in each case the result of which would be to cause a Burdensome Action to occur, and shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the transactions contemplated by the Transaction Documents from any applicable Anti-Takeover Provisions, as now or hereafter in effect.

4.4	Transfers.

(a)          Warrantholder shall be permitted to Transfer (a) any unvested portion of the Warrant to any Affiliate of Warrantholder, and (b) any vested (but not the unvested) portion of the Warrant to any Person who is not a Prohibited Transferee, so long as such Transfer is in accordance with Applicable Law (the “Permitted Transfers”). To the extent it has not already done so, each such Transferee will execute a joinder to this Agreement, in which such Transferee agrees to be subject to all covenants and agreements of Amazon under this Agreement and make all the representations and warranties and/or acknowledgements set forth in Section 2.3 (although the representation and warranty in Section 2.3(a) shall be made with respect to the applicable jurisdiction of incorporation and to the extent the concept is applicable in that jurisdiction) and Section 4.1.

(b)          Any Transfer or attempted Transfer of the Warrant in violation of this Section 4.4 shall, to the fullest extent permitted by law, be null and void ab initio, and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register or other books and records of the Company.

(c)	Notwithstanding anything to the contrary contained herein:

(i)         the Company acknowledges and agrees that once a Transferee of a Permitted Transfer executes and delivers a joinder to this Agreement in accordance with its terms, such Transferee shall be bound by and have the benefit of such provisions of this Agreement set forth in such joinder as if such Transferee were named in this Agreement as a “party” to this Agreement; provided, however, that for any Transferee that is not an Affiliate of Amazon, if such Transferee is transferred Warrant Shares for 1.0% or more of the outstanding shares of the Company (a “Covered Transferee”), only the provisions of Article I (Warrant Issuance; Closing), Article II (Representations and Warranties), Section 4.5 (Reports under Exchange Act), and Article VIII (Miscellaneous) (the “Fundamental Provisions”), and Article VI (Registration) shall be applicable to and enforceable by such Transferee, and for any Transferee who is neither an Affiliate of Amazon nor a Covered Transferee, only the Fundamental Provisions shall be applicable to and enforceable by such Transferee. In such an event, the Company will execute and deliver a counterpart signature to such joinder agreement; and

(ii)        if any Transferee has not either (A) entered into or is bound by a mutual nondisclosure agreement enforceable directly by the Company on terms that are substantially similar as the Confidentiality Agreement or (B) agreed to be bound by the terms of the Confidentiality Agreement to the same extent as if such Transferee were a party thereto, the Company shall not, notwithstanding any provision of any Transaction Document to the contrary, be required to disclose any Confidential Information to such Transferee unless and until such agreement has been entered into.

4.5	Reports under Exchange Act.

(a)          With a view to making available to Amazon the benefits of Rule 144 under the Securities Act and any other Applicable Law of the Commission that may at any time permit Amazon to sell Equity Securities of the Company to the public without registration or subject to a registration on Form S-3, Form F-3, or Form F-10 (or any successor form thereto), as applicable depending on the Company’s status as a Foreign Private Issuer or U.S. domestic issuer at the relevant time the Company agrees, until and unless the Company is no longer subject to the reporting requirements under Section 13(a) or 15(d) of the Exchange Act, to:

(i)         make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date hereof;

(ii)        file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)       furnish to Amazon, so long as Amazon or its Affiliates own any Registrable Securities, upon request (x) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and meets the requirements of Rule 144(c) under the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold in accordance with Form S-3, Form F-3, or Form F-10 (or any successor form thereto), as applicable depending on the Company’s status as a Foreign Private Issuer or U.S. domestic issuer at the relevant time(at any time after it so qualifies), and (y) such other information as may be reasonably requested in availing Amazon or its Affiliates of any rule or regulation of the Commission that permits the selling of any such securities without registration or in accordance with such form. The Company shall notify Amazon in writing promptly upon any change in the Company’s status as a Foreign Private Issuer or U.S. domestic issuer that would affect the applicable registration form available to the Company under this Section 4.5.

(b)          If the Company becomes delinquent in its public reporting obligations under the Exchange Act or the Securities Act (the “Public Reporting Obligations”), upon notice by Amazon to the Company, the Company shall indemnify Amazon for Losses on each Warrant Share sold by Amazon after the Company is no longer delinquent in its Public Reporting Obligations and in the ninety (90) days after the earlier of (i) the date on which the Company has an effective registration statement on Form S-3, Form F-3, or Form F-10 (or any successor form thereto), as applicable depending on the Company’s status as a Foreign Private Issuer or U.S. domestic issuer at the relevant time, on file with the Commission with respect to the Warrant Shares under which Amazon may sell the Warrant Shares, or (ii) such Warrant Shares are eligible for unlimited sale under Rule 144 without being capped at any volume limitations with respect thereto. The Loss for each Warrant Share shall be the amount, if any, by which the closing price of a share of Common Shares on the last trading day immediately prior to the Company becoming so delinquent exceeds the sale price of such sold Warrant Share.

4.6	Standstill Provisions.

(a)          Amazon agrees that from the date of this Agreement until an Amazon Standstill Termination Event (such period, the “Standstill Period”), without the prior written approval of the Board, Amazon shall not, directly or indirectly, and shall cause its subsidiaries not to:

(i)            acquire, agree to acquire, propose, or offer to acquire, by purchase or otherwise, Equity Securities of the Company other than Warrant Shares acquired by Warrantholder in accordance with the Transaction Documents, as a result of any stock split, stock dividend, or distribution, other subdivision, reorganization, reclassification, or similar capital transaction involving Equity Securities of the Company, or a Transfer of the Warrant to Amazon or a wholly owned subsidiary of Amazon;

(ii)           deposit any Voting Securities in a voting trust or similar contract or agreement or subject any Voting Securities to any voting agreement, pooling arrangement, or similar arrangement, or grant any proxy with respect to any Voting Securities (in each case, other than to the Company or a Person specified by the Company in a proxy card (paper or electronic) provided to shareholders of the Company by or on behalf of the Company);

(iii)          make any public announcement with respect to, enter into, agree to enter into, propose, or offer to enter into, any merger, Business Combination, recapitalization, restructuring, change in control transaction, or other similar extraordinary transaction involving the Equity Securities of the Company or any of its subsidiaries, or purchase of a material portion of the assets, properties, or Equity Securities of the Company, other than acquisitions of Equity Securities as follows:

(A)	Warrant Shares acquired by Warrantholder in accordance with the Transaction Documents;

(B)          as a result of any stock split, stock dividend, distribution, other subdivision, reorganization, reclassification, or similar capital transaction involving Equity Securities of the Company;

(C)          a Transfer of the Warrant to Amazon or a wholly owned subsidiary of Amazon; or

(D)          Equity Securities of the Company representing Beneficial Ownership of less than 5% of the outstanding Common Shares held by a Person acquired by Amazon or its subsidiaries; provided that such Equity Securities of the Company were acquired by such acquired Person prior to it entering into an agreement with Amazon to be acquired and not in contemplation of, or in connection with, Amazon’s acquisition of such Person and subject to Section 4.4(a), Amazon agrees to dispose of those Equity Securities and to reasonably cooperate with the Company to establish a reasonable time table and other reasonable parameters for doing so as to minimize the impact of such disposition on the trading market for the Common Shares; provided that in connection with such disposition, Amazon shall not be required to take any action that would be likely to adversely affect the value of the Equity Securities;

(iv)         take any action that would reasonably be expected to require the Company to make a public announcement regarding any of the events described above;

(v)          advise or knowingly assist or knowingly encourage or enter into any discussions, negotiations, agreements, or arrangements with any other Persons in connection with the foregoing;

(vi)         form, join, or in any way participate in a Group (other than with its subsidiary that is bound by the restrictions of this Section 4.6(a) or a Group that consists solely of Amazon and/or any of its subsidiaries) with respect to any Voting Securities or otherwise in connection with any of the foregoing; or

(vii)       publicly disclose any intention, plan, or proposal with respect to any of the foregoing.

For the avoidance of doubt, this Section 4.6 shall not prohibit Amazon from exercising any rights or taking any action under the Commercial Arrangements or voting any Warrant Shares as a stockholder. Amazon shall not be deemed in breach of this Section 4.6 if Amazon or any of its subsidiaries acquires Equity Securities, Derivative Instruments, or debt securities of the Company in an amount representing less than 2% of such outstanding Equity Securities, Derivative Instruments, or debt securities, and promptly after becoming aware or receiving written notice from the Company that such Equity Securities, Derivative Instruments, or debt securities were acquired in contravention of this Section 4.6, sells or otherwise disposes of such Equity Securities, Derivative Instruments, or debt securities within five (5) Business Days.

(b)          Notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, including Section 4.6(a) hereof, Amazon shall not be prohibited or restricted from making and submitting to the Company and/or the Board any Acquisition Proposal that is not intended to require the Company to disclose such proposal, or any confidential request for the Company and/or the Board to waive, amend, or provide a release of any provision of this Section 4.6 (whether or not in connection with such Acquisition Proposal); provided that any such Acquisition Proposal and/or confidential request shall by its terms terminate if it is publicly disclosed or announced by Amazon (except in the event that such public disclosure is required by Applicable Law) without the prior approval of the Board. If, while the restrictions set forth in this Section 4.6 are in effect, the Company (through the Board or otherwise) shall have commenced a process to solicit Acquisition Proposals from third parties, then the Company will promptly notify Amazon of such determination and any information provided to Amazon in connection with such notice, including, without limitation, the fact that the Company has provided such notice to Amazon, shall be kept confidential by Amazon, except to the extent information is permitted to be disclosed or used by Section 5.1(b).

(c)          Notwithstanding anything to the contrary herein, the provisions of this Section 4.6 shall become void and of no further force and effect upon (i) the public announcement by the Company that it has entered into a definitive agreement with a Person other than Amazon or any of its subsidiaries for a transaction involving a Business Combination or (ii) if any Person other than Amazon or any of its subsidiaries commences a take-over bid, tender or exchange offer which, if consummated, would constitute a Business Combination; provided, however, that with respect to each of clauses (i) and (ii) of this sentence, Amazon shall not have materially breached any of the provisions of this Section 4.6.

(d)          An “Amazon Standstill Termination Event” shall be deemed to occur if, as of the end of any Business Day following the date of this Agreement, Amazon and its subsidiaries Beneficially Own Common Shares collectively representing less than 20% of the outstanding Common Shares; provided, however, that if the Beneficial Ownership of Amazon and its subsidiaries collectively represents at least 10% of the outstanding Common Shares at any time within one year following such occurrence, then the provisions of this Section 4.6 shall immediately again become applicable to Amazon.

4.7          Right of Notice. If at any time and from time-to-time the Company proposes to (i) enter into a definitive agreement (or any agreement providing for exclusive negotiation thereof) with any Person or Group (excluding Amazon or any of its subsidiaries) for the purpose of consummating an Acquisition Transaction or (ii) initiate a process to explore an Acquisition Transaction or to accept any offer from any Person or Group with respect to any Acquisition Transaction, the Company shall promptly, and in any event no later than twenty (20) Business Days prior to entering into any definitive agreement (or any agreement providing for exclusive negotiation thereof) with respect to such Acquisition Transaction, provide written notice to Amazon (an “Event Notice”), which notice shall (i) be subject to the terms of the Confidentiality Agreement and (ii) contain all terms of such proposed Acquisition Transaction as well as all information or draft documentation which may impact Amazon in its capacity as a holder of the Warrant. If requested by Amazon, for a period starting on the date that Amazon receives any Event Notice and lasting until 5 P.M. Pacific Time on the 20th Business Day thereafter (the “Initial Period”), the Company shall (i) provide Amazon with all diligence materials provided to any third-party Person or Group and (ii) engage in good faith negotiations with Amazon regarding the terms of any Acquisition Proposal proposed by Amazon or any of its subsidiaries. Notwithstanding anything in this Agreement, during the Initial Period, the Company shall not enter into any definitive agreement (or any agreement providing for exclusive negotiation thereof) with respect to such Acquisition Transaction or consummate any Acquisition Transaction. If, following the Initial Period, there is any price decrease or other changes to the terms and conditions set forth in the Event Notice which are more favorable to the Person making the offer for an Acquisition Transaction, the Company shall provide a new Event Notice to Amazon and shall not enter into any definitive agreement (or any agreement providing for exclusive negotiation thereof) with respect to such Acquisition Transaction or consummate any Acquisition Transaction for a period of ten (10) Business Days, during which time the Company shall engage in good faith negotiations with Amazon regarding the terms of any Acquisition Proposal proposed by Amazon or any of its subsidiaries.

ARTICLE V

INFORMATION

5.1	Information Rights.

(a)          During the term of this Agreement, the Company shall prepare and provide, or cause to be prepared and provided, to Amazon:

(i)         if the Company is a Reporting Company, then within the time periods applicable to the Company under Sections 13(a) or 15(d) of the Exchange Act (the “Reporting Company Filing Dates”), all interim and annual financial statements required to be contained in a filing with the Commission on Forms 10-K and 10-Q, provided that the requirements of this clause shall be deemed satisfied to the extent such information is publicly filed on EDGAR on or by the applicable Reporting Company Filing Date; and

(ii)        if the Company is not a Reporting Company at any time, the information set forth on Schedule 5.1(a) within the respective time periods set forth therein.

(b)          During the term of this Agreement, the Company shall consider and respond promptly and in good faith to reasonable requests for information for the purpose of Amazon to satisfy its financial reporting and accounting requirements regarding the Company and its subsidiaries from Amazon in its capacity as a shareholder of the Company. Without limiting the generality of the foregoing, the Company and its subsidiaries shall not be required to provide any such information if (i) the Company reasonably determines that such information is competitively sensitive, (ii) the Company determines in good faith that providing such information would adversely affect the Company (taking into account the nature of the request and the facts and circumstances at such time) other than to a de minimis extent, or (iii) providing such information (A) would reasonably be expected to jeopardize an attorney-client privilege or cause a loss of attorney work product protection, (B) would violate a confidentiality obligation to any Person in effect on the date of this Agreement, or (C) would, based on the written advice of the Company’s outside legal counsel, violate any Applicable Law; provided, that, with respect to clauses (i)-(iii), the Company uses reasonable efforts, and cooperates in good faith with Amazon, to develop and implement reasonable alternative arrangements to provide Amazon (and its Representatives) with the intended benefits of this Section 5.1.

(c)          Any information obtained under this Section 5.1 and Section 3.4 with respect to the Company shall be subject to the Confidentiality Agreement.

5.2	Tax Reporting Requirements.

(a)          The Company will provide Amazon with any information reasonably requested by Amazon that is in the Company’s possession or that can be provided with the use of reasonable efforts to allow Amazon to comply with Applicable Law related to taxes or to avail itself of any provision of Applicable Law related to taxes. The Company shall reasonably cooperate (at no out-of-pocket cost to the Company) in preparing for any audit of, or dispute with a tax authority regarding any tax return of, Amazon or any of its Affiliates relating to the Company or any of its Affiliates.

(b)          The Company shall maintain its status as a corporation for U.S. federal income tax purposes.

(c)          In connection with the preparation of its U.S. federal income tax return, the Company will ask its tax return preparer or shall make due inquiry with a Tax Advisor selected by it regarding the Company’s obligation to comply with the reporting requirements under Sections 6038, 6038B, and 6046 of the Code, and the Company shall comply with any such applicable requirements. To the extent that Amazon is subject to the same reporting requirements, the Company shall file on Amazon’s behalf if permitted by Applicable Law. The Company shall also provide Amazon with any such filings under such sections for Amazon’s review forty-five (45) days prior to the due date for filing (including extensions). To the extent that the Company does not have a filing requirement under such sections, the Company shall provide such information to Amazon as may be necessary to fulfill Amazon’s obligations thereunder as a result of the Warrant Issuance or the acquisition of Warrant Shares hereunder.

(d)          Survival. Notwithstanding anything in this Agreement, this Article V shall survive termination of this Agreement in accordance with Section 8.1 and will continue until the date that the Beneficial Ownership of Amazon, in the aggregate, of Common Shares is less than 1.0% on a fully diluted basis; provided, that Section 5.2 shall survive with respect to the taxable year in which such date occurs.

ARTICLE VI

REGISTRATION

6.1	Shelf Registration Statement.

(a)          Subject to the terms and conditions hereof, the Company shall file as soon as reasonably practicable after the date hereof, but in no event later than forty-five (45) days after such date, and use commercially reasonable efforts to cause to be declared effective by the Commission as soon as reasonably practicable after such filing date, a registration statement (i) on Form F-10 or a prospectus supplement to an existing registration statement on Form F-10, if the Company is then eligible to use Form F-10, (ii) on Form F-3 or a prospectus supplement to an existing registration statement on Form F-3, if the Company is a Foreign Private Issuer but is not then eligible to use Form F-10, or (iii) on Form S-3 or a prospectus supplement to an existing registration statement on Form S-3, if the Company is not then a Foreign Private Issuer, in each case providing for an offering to be made on a continuous basis in accordance with Rule 415 under the Securities Act relating to the offer and sale, from time to time, of all of the Registrable Securities (the “Shelf Registration Statement”). If and for so long as the Company is a Foreign Private Issuer, concurrently with the filing of the Form F-10 Shelf Registration Statement, the Company shall file a Canadian Base Shelf Prospectus (or a Canadian Prospectus Supplement to an existing Canadian Base Shelf Prospectus) with the Canadian Securities Authorities in each of the provinces and territories of Canada (other than Québec), qualifying the distribution of all of the Registrable Securities on a basis consistent with the Shelf Registration Statement (the “Canadian Shelf Prospectus”). In the event that the Company ceases to be a Foreign Private Issuer after the filing of a Shelf Registration Statement on Form F-10 or Form F-3, the Company shall use commercially reasonable efforts to file, as soon as reasonably practicable, a successor Shelf Registration Statement on Form S-3 (or such other applicable form) and shall notify Amazon promptly upon any determination by the Company that it no longer qualifies as a Foreign Private Issuer. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), the Company shall file the Shelf Registration Statement in the form of an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) or any successor form thereto, or a prospectus supplement to an existing automatic shelf registration statement but shall register the specific number of Registrable Securities and pay the registration fee for all Registrable Securities to be registered in accordance with such automatic shelf registration statement at the time of filing of the automatic shelf registration statement and shall not elect to pay any portion of the registration fee on a deferred basis.

(b)          The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for the maximum period permitted by the Commission’s rules and, if and for so long as the Company is a Foreign Private Issuer, keep the Canadian Shelf Prospectus continuously effective for the maximum period permitted by Canadian Securities Laws, and shall replace such Shelf Registration Statement and, as applicable, Canadian Shelf Prospectus at or before expiration with a successor Shelf Registration Statement and Canadian Shelf Prospectus (as applicable), until the date on which all Registrable Securities covered by the Shelf Registration Statement and, as applicable, the Canadian Shelf Prospectus have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement and, as applicable, the Canadian Shelf Prospectus. If the Company ceases to qualify as a Foreign Private Issuer, the Company’s obligation to maintain a Canadian Shelf Prospectus shall terminate automatically upon the effectiveness of a successor Shelf Registration Statement on Form S-3 or other applicable domestic form, provided that the Company shall use commercially reasonable efforts to ensure that Amazon’s ability to sell Registrable Securities is not interrupted during any such transition. In furtherance thereof, the Company shall indemnify Amazon for any documented Losses actually incurred by Amazon as a direct result of the Company’s failure to use commercially reasonable efforts to keep the Shelf Registration Statement or, as applicable, Canadian Shelf Prospectus continuously effective, subject to the limitations set forth in Section 8.13; provided that the Company shall not be liable to the extent such failure results from (i) a Blackout Period, (ii) actions or omissions of Amazon or its Affiliates, or (iii) circumstances beyond the Company’s reasonable control.

(c)          Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the holders of Registrable Securities (each, a “Holder” and collectively, the “Holders”), to require such Holders to suspend the use of the prospectus (and, if applicable, the Canadian Shelf Prospectus) for sales of Registrable Securities under the Shelf Registration Statement (and, if applicable, Canadian Shelf Prospectus) during any Blackout Period. In the event of a Blackout Period, the Company shall deliver to the Holders a certificate signed by either the chief executive officer or the chief financial officer of the Company certifying that, in the good faith judgment of the Company, the conditions described in the definition of Blackout Period are met. Such certificate shall contain an estimate of the anticipated length of the Blackout Period. Upon such notice by the Company, each of the Holders covenants that it shall, subject to Applicable Law, keep the fact of any such notice strictly confidential and promptly halt any offer, sale, trading, or other Transfer by it or any of its Affiliates of any Registrable Securities for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination, or distribution of the Shelf Registration Statement, and if applicable the Canadian Shelf Prospectus, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company).

(d)          After the expiration of any Blackout Period and without any further request from a Holder of Registrable Securities, the Company, to the extent necessary, shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement and, if applicable, the Canadian Shelf Prospectus or the prospectus, or any document incorporated therein by reference, and file any other required document with the Commission and, if applicable, the Canadian Securities Authorities so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus and, if applicable, Canadian Shelf Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)          At any time that a Shelf Registration Statement (and, if applicable, Canadian Shelf Prospectus) are effective, if any Holder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to sell all or part of its Registrable Securities included on the Shelf Registration Statement and, if applicable, the Canadian Shelf Prospectus (a “Shelf Offering”), then the Company shall amend or supplement the Shelf Registration Statement and, if applicable, the Canadian Shelf Prospectus as may be necessary in order to enable such Registrable Securities to be distributed in accordance with the Shelf Offering. Such amendments or supplements shall be filed with the Commission and, if applicable, concurrently with the Canadian Securities Authorities. Notwithstanding the foregoing, the Company shall not be obligated to effect more than four (4) marketed Underwritten Shelf Offerings (being Shelf Offerings that involve a formal road show or investor marketing process) in any calendar year pursuant to Take-Down Notices delivered under this Section 6.1(e); provided that this limitation shall not apply to non-marketed block sales or other Shelf Offerings that do not involve a formal road show or investor marketing process. Notwithstanding any other provision of this Agreement, no other holders of securities of the Company shall be entitled to receive any notice of or have its securities included in any such Shelf Offering, including any block sale off of the Shelf Registration Statement.

(f)          Any time that a Shelf Offering involves a marketed underwritten Shelf Offering, the Company shall select the investment banker(s) and manager(s) that will serve as managing underwriters (including which such managing underwriters will serve as lead or co-lead) and underwriters with respect to such Shelf Offering; provided, that such investment banker(s) and manager(s) shall be reasonably acceptable to the applicable Holder.

6.2	Piggyback Registrations.

(a)          Subject to the terms and conditions hereof, whenever the Company proposes to register any Common Shares under the Securities Act in an Underwritten Offering (a “Piggyback Registration”), whether for its own account or for the account of others, the Company shall give all Holders prompt written notice thereof (but not less than ten (10) Business Days prior to the filing by the Company with the Commission of any registration statement with respect thereto). Such notice (a “Piggyback Notice”) shall specify the number of Common Shares (or other securities, as applicable) proposed to be registered, the proposed date of filing of such registration statement (and, if applicable, any corresponding Canadian Prospectus Supplement) with the Commission and, if applicable, the Canadian Securities Authorities, the proposed means of distribution, the proposed managing underwriter(s), and a good faith estimate by the Company of the proposed minimum offering price of such Common Shares (or other securities, as applicable), in each case to the extent then known. Subject to Section 6.2(b), the Company shall include in each such Piggyback Registration (and, if applicable, any corresponding Canadian Prospectus Supplement) all Registrable Securities held by Holders (each, a “Piggyback Seller”) with respect to which the Company has received written requests (which written requests shall specify the number of Registrable Securities requested to be disposed of by such Piggyback Seller) for inclusion therein within ten (10) days after such Piggyback Notice is received by such Piggyback Seller.

(b)          In connection with a Piggyback Registration, if the lead managing underwriter(s) advise(s) the Company that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by (w) the Company, (x) other Persons who have sought to have Common Shares registered in such Piggyback Registration pursuant to rights to demand (and not “piggyback” or other incidental or participation registration rights) (such Persons being “Other Demanding Sellers”), (y) the Piggyback Sellers, and (z) any other proposed sellers of Common Shares (such Persons being “Other Proposed Sellers”), as the case may be, would materially and adversely affect the success thereof, then the Company shall include in the registration statement applicable to such Piggyback Registration only such securities as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect, as follows and in the following order of priority:

(i)         if the Piggyback Registration relates to an offering for the Company’s own account, then (A) first, such number of Common Shares (or other securities, as applicable) to be sold by the Company as the Company, in its reasonable judgment, shall have determined, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, and (C) third, Common Shares proposed to be sold by any Other Proposed Sellers; or

(ii)        if the Piggyback Registration relates to an offering other than for the Company’s own account, then (A) first, such number of Common Shares (or other securities, as applicable) sought to be registered by each Other Demanding Seller pro rata in proportion to the number of securities sought to be registered by all such Other Demanding Sellers, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, (C) third, Common Shares to be sold by the Company, and (D) fourth, other Common Shares proposed to be sold by any Other Proposed Sellers.

(c)          In connection with any Underwritten Offering under this Section 6.2 for the Company’s account, the Company shall not be required to include the Registrable Securities of a Piggyback Seller in the Underwritten Offering unless such Piggyback Seller accepts the terms of the underwriting as agreed upon between the Company and the lead managing underwriter(s), which shall be selected by the Company; provided, that no Piggyback Seller shall be required to make any representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties or agreements in customary form regarding such Piggyback Seller’s ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of such Piggyback Seller to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and the information it provided to the underwriters to be included in the registration statement and shall be limited to an amount equal to the net proceeds (after deducting any underwriting discount or commission) that it derives from sales in connection with such registration.

(d)          If, at any time after giving written notice of its intention to register any Common Shares (or other securities, as applicable) as set forth in this Section 6.2 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, or the time the preliminary prospectus supplement (or, if applicable, corresponding Canadian Prospectus Supplement) for such offering is filed, the Company shall determine for any reason not to register such Common Shares (or other securities, as applicable), the Company may, at its election, give written notice of such determination to the Piggyback Sellers within five (5) Business Days thereof and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration.

(e)          Any Holder having notified the Company to include any or all of its Registrable Securities in a Piggyback Registration shall have the right to withdraw any such notice with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement, or prior to the filing of the preliminary prospectus supplement (or, if applicable, corresponding Canadian Prospectus Supplement). In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn.

6.3	Holdback Agreements.

(a)          Each Holder participating in an Underwritten Offering in accordance with this Article VI shall enter into a customary agreement restricting the sale or distribution of Equity Securities of the Company to the extent required by the lead managing underwriter(s) with respect to such Underwritten Offering for the period commencing on the date of the request (which shall be no earlier than fourteen (14) days prior to the expected pricing of such Underwritten Offering) and continuing until not more than ninety (90) days after the date of the final prospectus, final prospectus supplement, or, if applicable, Canadian Prospectus Supplement used to sell Registrable Securities. The Company shall not include securities of any other holder in such an Underwritten Offering unless such other holder enters into a customary agreement on terms no less restrictive to such other holder as the terms of any similar agreement entered into by the Holders under this Section 6.3.

(b)          If any Shelf Offering involves an Underwritten Offering, the Company will not effect any sale or distribution of Common Shares (or securities convertible into or exchangeable or exercisable for Common Shares) (other than in connection with a Form S-4 or Form F-4, as applicable depending on the Company’s status as a Foreign Private Issuer or U.S. domestic issuer at the relevant time, or a Form S-8) for its own account within ninety (90) days (plus an extension period as may be proposed by the lead managing underwriter(s) for such Underwritten Offering to address FINRA regulations regarding the publication of research) after the date of the final prospectus or final prospectus supplement used to sell Registrable Securities in such Shelf Offering.

6.4	Registration Procedures.

(a)          If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities as provided in Section 6.1 or Section 6.2, or to file any Canadian Shelf Prospectus or Canadian Prospectus Supplement in connection therewith (to the extent the Company is then a Foreign Private Issuer), the Company shall as expeditiously as reasonably practicable:

(i)         prepare and file with the Commission a registration statement to effect such registration in accordance with the intended method or methods of distribution of such securities, and, if the Company is then a Foreign Private Issuer, concurrently file with the Canadian Securities Authorities a Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, as applicable, and thereafter use commercially reasonable efforts to cause such registration statement and, if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement to become and remain effective (in the case of the Shelf Registration Statement and, if applicable, Canadian Shelf Prospectus, in accordance with the terms of Section 6.1(b)); provided, however, that before filing such registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, or any amendments thereto, the Company will furnish to the Holders, their counsel, and the lead managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel (and which revisions the Company shall make absent a reasonable basis for objection (and shall provide Holders prompt notice of any such objection, the basis therefor and a reasonable opportunity to consider and discuss such objection with the Company)), and other documents reasonably requested by such counsel, including any comment letter from the Commission or, if applicable, any Canadian Securities Authority. The Company shall not file any such registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, or prospectus or any amendments or supplements thereto to which the Holders, their counsel, or the lead managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis;

(ii)        in the case of a Shelf Registration Statement, prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective, and, if the Company is then a Foreign Private Issuer, concurrently prepare and file with the Canadian Securities Authorities such amendments and supplements to the Canadian Shelf Prospectus as may be necessary to keep such Canadian Shelf Prospectus effective, and, in the case of any registration statement or Canadian Base Shelf Prospectus, comply in all material respects with the provisions of the Securities Act and, as applicable, Canadian Securities Laws and all applicable rules and regulations of the Commission and, as applicable, the Canadian Securities Authorities, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within ninety (90) days after the end of the 12-month period described hereafter), an earnings statement, which need not be audited, covering a period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or, in the case of a registration statement on Form F-10, the applicable disclosure requirements of Canadian Securities Laws incorporated by reference therein to the extent permitted under the MJDS);

(iii)       if requested by the lead managing underwriter(s), if any, or the Holders, promptly include in a prospectus supplement or post-effective amendment such information as the lead managing underwriter(s), if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request;

(iv)      furnish, without charge, to the Holders and each underwriter, if any, such number of conformed copies of such registration statement and, if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement and of each amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act or, if applicable, filed with the Canadian Securities Authorities, in conformity with the requirements of the Securities Act and, if applicable, Canadian Securities Laws, and such other documents as such Holders and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

(v)       use commercially reasonable efforts to (I) register or qualify such Registrable Securities covered by such registration statement under such other securities laws or “blue sky” laws of such jurisdictions as the Holders and any underwriter shall reasonably request and (II) take any other action which may be necessary or reasonably advisable to enable such Holders and underwriters to consummate the disposition of the Registrable Securities in such jurisdictions, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (v) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction;

(vi)      use commercially reasonable efforts to cause such Registrable Securities to be listed on each securities exchange on which Common Shares are then listed;

(vii)     use commercially reasonable efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

(viii)    enter into such agreements (including an underwriting agreement) in form, scope, and substance as is customary in underwritten offerings of Common Shares by the Company and use its commercially reasonable efforts to take all such other actions reasonably requested by the Holders (including those reasonably requested by the lead managing underwriter(s), if any) to expedite or facilitate the disposition of such Registrable Securities, it being understood that the Holders shall be parties to any such agreement and may, at their option, require that the Company make to, and for the benefit of, such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of the underwriters. If any underwriting agreement has been entered into, the same shall contain customary indemnification provisions and procedures with respect to all parties to be indemnified in accordance with Section 6.7;

(ix)       in connection with an Underwritten Offering, use commercially reasonable efforts to obtain for the underwriter(s) opinions of counsel for the Company and “comfort” letters and updates thereof signed by the Company’s independent public accountants (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the applicable registration statement), in each case covering such matters as are customarily covered by such opinions and “comfort” letters in connection with underwritten public offerings, which opinion and letters shall be reasonably satisfactory to the underwriter(s);

(x)        make available for inspection by the Holders, any underwriter participating in any disposition under any registration statement, and any attorney, accountant, or other agent or Representative retained in connection with such offering by such Holders or underwriter (collectively, the “Inspectors”), financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary, or as shall otherwise be reasonably requested, to enable them to exercise their due diligence responsibility, and the Company shall cause the officers, directors, and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Representative, underwriter, attorney, agent, or accountant in connection with such registration statement;

(xi)       as promptly as practicable notify in writing the Holders and the underwriters, if any, of the following events: (A) the filing of the registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement, and if applicable, Canadian Base Shelf Prospectus or any post-effective amendment thereto, when the same has become effective or a receipt has been obtained for the Canadian Base Shelf Prospectus; (B) any request by the Commission, and if applicable, any Canadian Securities Authority, or any other Governmental Entity for amendments or supplements to the registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, or the prospectus or for additional information; (C) the issuance by the Commission or, if applicable, any Canadian Securities Authority of any stop order or cease trade order suspending the effectiveness of the registration statement or, if applicable, Canadian Base Shelf Prospectus or the initiation of any proceedings by any Person for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or, if applicable, Canadian Securities Laws or the initiation or threat of any proceeding for such purpose; (E) if at any time the representations and warranties of the Company contained in any underwriting or other agreement cease to be true and correct in any material respect; and (F) if for any reason it shall be necessary to amend or supplement such registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, or prospectus in order to comply with the Securities Act or, if applicable, Canadian Securities Laws, or upon the happening of any event that makes any statement made in such registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, related prospectus, or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes so that it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, and the Company shall promptly prepare and file with the Commission and, if applicable, the Canadian Securities Authorities, and furnish without charge to each Holder a reasonable number of copies of a supplement to or an amendment of such registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, or prospectus which shall correct such misstatement or omission or effect such compliance;

(xii)      use commercially reasonable efforts to prevent or obtain the withdrawal of any stop order or, if applicable, cease trade order or other order suspending the effectiveness of such registration statement or, if applicable, Canadian Base Shelf Prospectus, or suspending the use of any prospectus, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, or prevent or obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date;

(xiii)     cooperate with the Holders and the lead managing underwriter(s) to facilitate the timely preparation and delivery of certificates or book entries (which shall not bear any restrictive legends unless required under Applicable Law) representing securities sold under any registration statement and enable such securities to be in such denominations and registered in such names as the lead managing underwriter(s) or such Holders may request;

(xiv)     cooperate with the Holders and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xv)      have appropriate executive officers of the Company prepare and make presentations at customary “road show” meetings analyst meetings and other information meetings reasonably organized by the underwriters and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by the Holders and the underwriters in the offering, marketing, or selling of the Registrable Securities;

(xvi)     take no direct or indirect action prohibited by Regulation M under the Exchange Act; and

(xvii)    take all other actions reasonably requested by the Holders or the lead managing underwriter(s) to effect the intent of this Agreement.

(b)          The Company may require each Holder and each underwriter, if any, to furnish the Company in writing such information regarding each Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by such registration statement, and if applicable, Canadian Base Shelf Prospectus, Canadian Prospectus Supplement, or prospectus supplement.

(c)          Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (D), (E), and (F) of Section 6.4(a)(xi), such Holder shall forthwith discontinue such Holder’s disposition of Registrable Securities in accordance with the applicable registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, and prospectus relating thereto until such Holder’s receipt of the copies of the supplemented or amended prospectus, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement contemplated by Section 6.4(a)(xi) or until it is advised in writing by the Company that the use of the applicable prospectus, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement may be resumed.

6.5          Registration Expenses All fees and expenses incident to the Company’s performance of its obligations under this Article VI, including (a) all registration and filing fees, including all fees and expenses of compliance with securities and “blue sky” laws and, if applicable, Canadian Securities Laws (including the reasonable and documented fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications and, if applicable, Canadian Securities Law compliance of the Registrable Securities) and all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121), (b) all printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and, if applicable, CDS Clearing and Depository Services Inc. and of printing prospectuses, and if applicable, Canadian Base Shelf Prospectuses and Canadian Prospectus Supplements, if the printing of prospectuses is requested by the Holders) and copying expenses, (c) all messenger, telephone, and delivery expenses, (d) all fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions), (e) all fees and expenses associated with filings with the Commission and, if applicable, the Canadian Securities Authorities, including fees for filing on EDGAR and, if applicable, SEDAR+, (f) expenses of the Company incurred in connection with any “road show,” other than any expense paid or payable by the underwriters, and (g) for underwritten offerings, reasonable and documented fees and disbursements of one counsel for all Holders whose Registrable Securities are included in a registration statement or, if applicable, Canadian Shelf Prospectus, which counsel shall be selected by Amazon, shall be borne solely by the Company whether or not any registration statement or, if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement is filed or becomes effective. In connection with the Company’s performance of its obligations under this Article VI, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties and the expense of any annual audit) and the expenses and fees for listing the securities to be registered on the primary securities exchange or over-the-counter market on which similar securities issued by the Company are then listed or traded, including the TSX and the Principal Trading Market. Each Holder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Holder’s Registrable Securities in accordance with any registration.

6.6	Miscellaneous.

(a)          Not less than ten (10) Business Days before the expected filing date of each registration statement, and if applicable, Canadian Base Shelf Prospectus, or prospectus supplement or, if applicable, Canadian Prospectus Supplement under Section 6.2 of this Agreement, the Company shall notify each Holder who has timely provided the requisite notice hereunder entitling such Holder to register Registrable Securities in such registration statement or, if applicable, Canadian Base Shelf Prospectus of the information, documents, and instruments from such Holder that the Company or any underwriter reasonably requests in connection with such registration statement or, if applicable, Canadian Base Shelf Prospectus with copies thereof (the “Requested Information”). If the Company has not received, on or before the second Business Day before the expected filing date, the Requested Information from such Holder, the Company may file the registration statement or, if applicable, Canadian Base Shelf Prospectus without including Registrable Securities of such Holder.

(b)          The Company shall not grant to any Person any demand, piggyback, or shelf registration rights the terms of which are senior to or conflict with the rights granted to the Holders hereunder without the prior written consent of Amazon. If Amazon provides such consent, Amazon and the Company shall amend this Agreement to grant the Holders any such senior registration rights.

6.7	Registration Indemnification.

(a)          The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by law, each Holder and its Affiliates and their respective officers, directors, members, shareholders, employees, managers, and partners, each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Holder or such other indemnified Person and the officers, directors, members, shareholders, employees, managers, and partners of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter from and against all Losses, as incurred, arising out of, caused by, resulting from, or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, prospectus, or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (without limitation of the preceding portions of this Section 6.7(a)) will reimburse each such indemnified Person for any reasonable legal and other expenses incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability, or action, except insofar as the same are caused by any information furnished in writing to the Company by any such indemnified Person expressly for use therein.

(b)          Each Holder whose Registrable Securities are included in the securities as to which any registration under this Article VI is being effected, without limitation as to time, shall, severally and not jointly, indemnify the Company, its directors, officers, and employees and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company from and against all Losses, as incurred, arising out of, caused by, resulting from, or relating to any untrue statement (or alleged untrue statement) of material fact contained in the registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, prospectus, or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (without limitation of the preceding portions of this Section 6.7(b)) will reimburse such indemnified Persons for any reasonable legal and other expenses incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability, or action, in each case solely to the extent, and only to the extent, that such untrue statement or omission is made in such registration statement, and if applicable, Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, prospectus, or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein. Notwithstanding the foregoing, no Holder shall be liable under this Section 6.7(b) for amounts in excess of the net proceeds (after deducting any underwriting discount or commission) received by such Holder from its sale of Registrable Securities in connection with the offering that gave rise to such liability.

(c)          Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis.

(d)          In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate, and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision, and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that (A) there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party or (B) such action involves, or is reasonably likely to have an effect on, matters that are beyond the scope of matters that are subject to indemnification in accordance with this Section 6.7, or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, and in either event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel). Notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned, or delayed), unless such settlement (x) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, (y) does not include any statement as to or any admission of fault, culpability, or a failure to act by or on behalf of any indemnified party, and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder.

(e)          The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have by law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the Transfer of the Registrable Securities and the termination of this Agreement.

(f)          If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements, or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. If, however, the allocation provided above is not permitted by Applicable Law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Holder shall be required to make a contribution in excess of the net proceeds (after deducting any underwriting discount or commission) received by such Holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

6.8          Free Writing Prospectuses. No Holder shall use any Free Writing Prospectus in connection with the sale of Registrable Securities pursuant to this Article VI without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed). Notwithstanding the foregoing, a Holder may use any Free Writing Prospectus prepared and distributed by the Company.

6.9          Termination of Registration Rights. The rights granted under this Article VI shall terminate, as to any Holder, on the date on which all Registrable Securities held by such Holder have been disposed, including all shares issued or issuable upon exercise of the Warrant.

6.10	Multijurisdictional Disclosure System

(a)          General. For so long as the Company is a Foreign Private Issuer eligible to use the multijurisdictional disclosure system adopted by the United States and Canada (the “MJDS”), the parties acknowledge that the Company is a reporting issuer under Canadian Securities Laws, that the Common Shares are listed on the TSX and the Principal Trading Market, and that the Company is eligible to use the MJDS to register securities for sale in both the United States and Canada. The Company’s obligations under this Article VI with respect to concurrent Canadian filings shall be performed on a coordinated basis in both the United States and Canada in accordance with the MJDS, such that U.S. filings with the Commission and Canadian filings with the Canadian Securities Authorities are made concurrently and on a coordinated basis. In the event the Company ceases to qualify as a Foreign Private Issuer or otherwise ceases to be eligible to use the MJDS, the obligations set forth in Sections 6.10(b) through 6.10(g) shall terminate and the Company shall promptly notify Amazon of such change in status, provided that such termination shall not affect any rights of Amazon under the remaining provisions of this Article VI.

(b)          Jurisdictional Scope. All Canadian filings required to be made pursuant to this Article VI, including the filing of any Canadian Base Shelf Prospectus or Canadian Prospectus Supplement, shall be made with the Canadian Securities Authorities in each of the provinces and territories of Canada, other than the Province of Québec.

(c)          Continuous Disclosure. For so long as the Company is a reporting issuer under Canadian Securities Laws, the Company shall file on SEDAR+ all documents required to be filed under Canadian Securities Laws, including copies of all registration statements, prospectuses, and prospectus supplements filed with the Commission pursuant to this Article VI, to the extent required by Canadian Securities Laws and applicable MJDS requirements.

(d)          Coordination of Filing Timelines. The Company shall coordinate the timing of all filings with the Commission and the Canadian Securities Authorities such that (i) any registration statement filed with the Commission shall be filed concurrently with or within one (1) Business Day of the filing of the corresponding Canadian Base Shelf Prospectus or Canadian Prospectus Supplement with the Canadian Securities Authorities, and (ii) any prospectus supplement or amendment filed with the Commission shall be filed concurrently with or within one (1) Business Day of the filing of the corresponding Canadian Prospectus Supplement or amendment with the Canadian Securities Authorities, in each case in accordance with applicable MJDS requirements.

(e)          Insider Reporting. Upon the reasonable request of any Holder, the Company shall provide such information as may be reasonably necessary for such Holder to comply with its reporting obligations as an insider under Canadian Securities Laws, including the requirements of National Instrument 55-104 – Insider Reporting Requirements and Exemptions and the reporting requirements under SEDI.

(f)          TSX Listing. The Company shall use commercially reasonable efforts to maintain the listing of the Common Shares on the TSX, and shall use commercially reasonable efforts to cause any Warrant Shares issued upon exercise of the Warrant to be listed on the TSX promptly upon their issuance.

(g)          Canadian Hold Period. The parties acknowledge that the Warrant and the Warrant Shares may be subject to a restricted period under Canadian Securities Laws. Any certificates or book-entry positions representing the Warrant Shares shall, if required, bear the legends required under Canadian Securities Laws, including the legend required by Section 2.5 of National Instrument 45-102 – Resale of Securities, until such time as such legends may be removed in accordance with Canadian Securities Laws. The Company shall, upon the request of a Holder and at the Company’s expense, remove or cause to be removed any such legends from certificates or book-entry positions representing Warrant Shares that are no longer subject to the restricted period under Canadian Securities Laws, provided that such Holder delivers any documentation reasonably required by the Company or its transfer agent to evidence that such Warrant Shares are no longer subject to such restricted period.

ARTICLE VII

DEFINITIONS

7.1	Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Acquisition Proposal” means any proposal, offer, inquiry, indication of interest, or expression of intent (whether binding or non-binding), whether communicated to the Company, the Board, or publicly announced to the Company’s shareholders or otherwise by any Person or Group relating to an Acquisition Transaction.

“Acquisition Transaction” means (a) any transaction or series of related transactions as a result of which any Person or Group (excluding Amazon or any of its subsidiaries) acquires Beneficial Ownership, whether directly or indirectly, of more than 35% of the outstanding Equity Securities (measured by either voting power or economic interests) of the Company, (b) any transaction or series of related transactions in which the shareholders of the Company immediately prior to such transaction or series of related transactions cease to Beneficially Own, directly or indirectly, at least 35% of the outstanding Equity Securities (measured by either voting power or economic interests) of the Company or in the surviving or resulting entity of such transactions; provided that this clause (b) shall not apply if: (i) such transaction or series of related transactions is an acquisition by the Company effected, in whole or in part, through the issuance of Equity Securities of the Company and (ii) such acquisition does not result in any Person or Group that Beneficially Owns, directly or indirectly, a greater percentage of the outstanding Equity Securities (measured by either voting power or economic interests) of the Company than Warrantholder or its Affiliates, (c) any Business Combination, as a result of which at least 35% ownership of the Company is transferred to another Person or Group (excluding Amazon or any of its subsidiaries), (d) individuals who constitute the Continuing Directors, taken together, ceasing for any reason to constitute at least a majority of the Board, (e) any sale, lease, exchange, transfer, license, or disposition of a business, deposits, or assets that constitute 35% or more of the consolidated assets, business, net sales, net income, assets, or deposits of the Company, or (f) any transaction or series of related transactions as a result of which the Common Shares are no longer traded on an internationally recognized trading market or the Public Float of the Company constitutes less than 35.1% of the outstanding Common Shares of the Company.

“Affiliate” means, with respect to any Person, any other Person (for all purposes hereunder, including any entities or individuals) that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first Person. It is expressly agreed that, for purposes of this definition, none of the Company or any of its subsidiaries is an Affiliate of Amazon or any of its subsidiaries (and vice versa).

“Aggregate Exercise Price” means the Exercise Price (as such term is defined in the Warrant) multiplied by the aggregate of all Warrant Shares, which may, at the date of this Agreement, be issued to Amazon and/or any of its Affiliates upon exercise of the Warrant.

“AGM Circular” has the meaning set forth in Section 3.5(a)(i).

“Agreement” has the meaning set forth in the preamble.

“Amazon” has the meaning set forth in the preamble.

“Amazon Observer” has the meaning set forth in Section 3.4(a).

“Amazon Standstill Termination Event” has the meaning set forth in Section 4.6(d).

“Anti-Takeover Provisions” means the provisions of any potentially applicable anti-takeover, control share, fair price, moratorium, interested shareholder, or similar Applicable Law (including, without limitation, Section 203 of the Delaware General Corporation Law) and any potentially applicable provision of the Company’s Organizational Documents.

“Antitrust Laws” means the Competition Act, the ICA, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state, local, domestic, foreign, or supranational laws that are designed to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or that provide for review of merger control or foreign investment.

“Applicable Law” means, with respect to any Person, any federal, national, state, local, municipal, international, multinational, or SRO or Governmental Entity statute, law, ordinance, secondary and subordinate legislation, directives, rule (including rules of common law and rules of stock exchanges), regulation, ordinance, treaty, Order, permit, authorization, or other requirement applicable to such Person, its assets, properties, operations, or business.

“Bankruptcy and Equity Exceptions” has the meaning set forth in Section 2.2(d)(i).

“Beneficial Owner,” “Beneficially Owned,” “Beneficially Own,” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act and Section 1.8 of National Instrument 62-104 – Take-over Bids and Issuer Bids, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance); provided that, except as otherwise specified herein, such calculations shall be made inclusive of all Warrant Shares subject to issuance under the Warrant.

“Blackout Period” means, in the event that the Company determines in good faith that a registration of securities would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would adversely affect the Company in any material respect, a period which is the shorter of the ending of the condition creating a Blackout Period and ninety (90) days; provided, that (i) the Company may not invoke more than two (2) Blackout Periods in any period of twelve (12) consecutive months, and (ii) the aggregate duration of all Blackout Periods invoked in any period of twelve (12) consecutive months shall not exceed ninety (90) days in the aggregate.

“Board” means the board of directors of the Company.

“Burdensome Action” has the meaning set forth in Section 4.3.

“Business Combination” means a merger, consolidation, statutory share exchange, reorganization, recapitalization, or similar extraordinary transaction (which may include a reclassification) involving the Company.

“Business Day” means any day other than a Saturday, a Sunday, or any other day on which commercial banks are authorized or required by Applicable Law to be closed in the State of New York.

“Canadian Security Authorities” or “Canadian Securities Authorities” or “Canadian Securities Authority” means the applicable securities commission or securities regulatory authority of a province or territory of Canada.

“Canadian Base Shelf Prospectus” means a short form base shelf prospectus of the Company prepared in accordance with National Instrument 44-102 – Shelf Distributions and applicable Canadian Securities Laws, filed with the Canadian Securities Authorities in the provinces and territories of Canada (other than Québec), qualifying the distribution of Registrable Securities on a basis consistent with the corresponding Shelf Registration Statement filed with the Commission.

“Canadian Prospectus Supplement” means a prospectus supplement to a Canadian Base Shelf Prospectus prepared in accordance with National Instrument 44-102 – Shelf Distributions and applicable Canadian Securities Laws, filed with the Canadian Securities Authorities in connection with a distribution of Registrable Securities, on a basis consistent with any corresponding prospectus supplement to the Shelf Registration Statement filed with the Commission.

“Canadian Securities Laws” means the applicable securities legislation of each of the provinces and territories of Canada, as amended from time to time, the rules, regulations, and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins, and notices of the Canadian Securities Authorities.

“Canadian Shelf Prospectus” has the meaning set forth in Section 6.1(a).

“Chosen Courts” has the meaning set forth in Section 8.5.

“Closing” has the meaning set forth in Section 1.2.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Commercial Arrangements” has the meaning set forth in the recitals.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means the common shares in the capital of the Company.

“Company” has the meaning set forth in the preamble.

“Company AGM” has the meaning set forth in Section 3.5(a)(i).

“Company Benefit Plan” has the meaning set forth in Section 2.2(d)(ii).

“Company Board Recommendation” has the meaning set forth in Section 3.5(c).

“Company Public Record” means all documents publicly filed by or on behalf of the Company on SEDAR+ on or after October 1, 2024.

“Company Shareholder Matters” has the meaning set forth in Section 3.5(a)(ii).

“Company Shareholder Meeting” has the meaning set forth in Section 3.5(b).

“Company Shareholders” has the meaning set forth in Section 3.5(a)(i).

“Company Stock Plans” has the meaning set forth in Section 2.2(b).

“Competition Act” means the Competition Act (Canada).

“Confidential Information” means all information (irrespective of the form of communication and irrespective of whether obtained prior to or after the date hereof) obtained by or on behalf of Amazon or its Representatives from the Company, its subsidiaries, or their respective Representatives, through the Beneficial Ownership of Equity Securities or through the rights granted pursuant hereto, other than information which (i) was or becomes generally available to the public other than as a result of a breach of this Agreement by Amazon, its subsidiaries, or their respective Representatives, (ii) was or becomes available to Amazon, its subsidiaries, or their respective Representatives from a source other than the Company, its subsidiaries, or their respective Representatives, provided, that the source thereof is not known by Amazon or such of its subsidiaries or their respective Representatives to be bound by an obligation of confidentiality, or (iii) is independently developed by Amazon, its subsidiaries, or their respective Representatives without the use of any such information that would otherwise be Confidential Information hereunder.

“Confidentiality Agreement” means the Nondisclosure Agreement, dated August 29, 2021, by and between Amazon and the Company.

“Continuing Directors” means the directors of the Company on the date hereof and each other director, if, in each case, such other director’s nomination for election to the Board is either recommended by more than 50% of the directors of the Company as of the date of such other director’s nomination for election to the Board or by more than 50% of the members of the Nominating, Corporate Governance and Compensation Committee of the Board.

“control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and “controlled” and “controlling” shall be construed accordingly.

“conversion” has the meaning set forth in the definition of Equity Securities.

“convertible securities” has the meaning set forth in the definition of Equity Securities.

“Covered Transferee” has the meaning set forth in Section 4.4(c)(i).

“Delivery Covenants” has the meaning set forth in Section 4.2(d).

“Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of any Equity Securities of the Company increases, including a long convertible security, a long call option, and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security, or (z) other transactions hedge the economic effect of such interest.

“Designated Persons” means the Persons set forth on Schedule 7.1.

“Disclosable Agreement” has the meaning set forth in Section 3.2(b).

“Disclosure Agency” has the meaning set forth in Section 3.2(b).

“DRS” has the meaning set forth in Section 4.2.

“DTC” has the meaning set forth in Section 4.2.

“DWAC” has the meaning set forth in Section 4.2.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto.

“Effect” has the meaning set forth in Section 2.1(a).

“Equity Securities” means any and all (i) shares, interests, participations, or other equivalents (however designated) of capital stock or other voting securities of a corporation and any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations, or other equivalents (however designated) of capital stock or voting securities of (or other ownership or profit or voting interests in) such Person, (iii) restricted stock units that settle into shares of capital stock, and (iv) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights, or other interests are authorized or otherwise existing on any date of determination (clauses (ii) and (iii), collectively “convertible securities” and any conversion, exchange, or exercise of any convertible securities, a “conversion”).

“Event Notice” has the meaning set forth in Section 4.7.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Approval” has the meaning set forth in Section 2.3(b)(i).

“Exercise Price” has the meaning ascribed to it in the Warrant.

“Expiration Time” has the meaning ascribed to it in the Warrant.

“Final Repurchase Notice” has the meaning set forth in Section 3.7(a).

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form F-3” means a registration statement on Form F-3 or any successor form thereto.

“Form F-4” means a registration statement on Form F-4 or any successor form thereto, for use by foreign private issuers in connection with business combination and similar transactions. See also “Form S-4” for the corresponding form applicable to U.S. domestic issue

“Form F-10” means a registration statement on Form F-10 or any successor form thereto.

“Form S-3” means a registration statement on Form S-3 or any successor form thereto.

“Form S-4” means a registration statement on Form S-4 or any successor form thereto.

“Form S-8” means a registration statement on Form S-8 or any successor form thereto.

“Free Writing Prospectus” has the meaning set forth in Section 6.4(a)(iv).

“fully diluted basis” means as of any time of determination, the number of Common Shares which would then be outstanding, assuming the issuance of all shares reserved for issuance under any stock or other incentive plan of the Company and the complete vesting, exercise, exchange, or conversion of all then-outstanding Equity Securities of the Company, including, for the avoidance of doubt, as of the date of this Agreement, the Warrant Shares.

“Fundamental Provisions” has the meaning set forth in Section 4.4(c)(i).

“GAAP” means generally accepted accounting principles applicable to the Company, which as at the date hereof are International Financial Reporting Standards as promulgated by the International Accounting Standards Board.

“Governmental Entity” means any federal, national, state, local, municipal, international or multinational government or political subdivision thereof, governmental department, commission, board, bureau, agency, taxing or regulatory authority, judicial or administrative body, official, tribunal, or other instrumentality of any government, whether federal, state, local, domestic, foreign, or arbitrator or SRO.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

“Holder” and “Holders” have the meaning set forth in Section 6.1(c).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Initial Announcement” has the meaning set forth in Section 3.2(a).

“Initial Antitrust Clearance” has the meaning set forth in Section 3.1(b).

“Initial Antitrust Filings” has the meaning set forth in Section 3.1(b).

“Initial Filing Transaction” has the meaning set forth in Section 3.1(b).

“Initial Period” has the meaning set forth in Section 4.7.

“Initial Public Filing” has the meaning ascribed to it in Section 3.2(a), and refers to the Form 8-K (or, if the Company is then a Foreign Private Issuer, a Form 6-K furnished pursuant to Rule 13a-16 or 15d-16 under the Exchange Act) filed or furnished by the Company in connection with the Initial Announcement.

“Inspectors” has the meaning set forth in Section 6.4(a)(x).

“ICA” means the Investment Canada Act (Canada).

“Losses” means all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses), judgments, fines, penalties, charges, and amounts paid in settlement.

“Material Adverse Effect” has the meaning set forth in Section 2.1(a).

“Minimum Price” has the meaning ascribed to it in Nasdaq Listing Rule 5635(d)(1)(A).

“Observer Threshold” has the meaning set forth in Section 3.4(a).

“Order” means any judgment, ruling, decision, decree, order, settlement, injunction, writ, stipulation, determination, or award issued by any Governmental Entity.

“Organizational Documents” means (a) with respect to any Person that is a corporation, its articles or certificate of incorporation, memorandum and articles of association, as the case may be, and bylaws or comparable documents, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement or comparable documents, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, or comparable documents, (d) with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document or comparable documents, and (e) with respect to any other Person that is not an individual, its comparable organizational documents.

“Other Demanding Sellers” has the meaning set forth in Section 6.2(b).

“Other Proposed Sellers” has the meaning set forth in Section 6.2(b).

“Permitted Transfers” has the meaning set forth in Section 4.4(a).

“Person” means an individual, company, corporation, partnership, limited liability company, trust, body corporate (wherever located), or other entity, organization, or unincorporated association, including any Governmental Entity.

“Piggyback Notice” has the meaning set forth in Section 6.2(a).

“Piggyback Registration” has the meaning set forth in Section 6.2(a).

“Piggyback Seller” has the meaning set forth in Section 6.2(a).

“Principal Trading Market” has the meaning ascribed to it in the Warrant.

“Prohibited Transferee” means (a) a Designated Person, (b) a Person that, at the time of any proposed Transfer, is included in the SharkWatch 50 list maintained by FactSet, and (c) a Person that has filed, or is required to file, based upon reasonable inquiry of such Person, a Schedule 13D with the Commission with respect to the Company.

“Proxy Statement” has the meaning set forth in Section 3.5(a)(ii).

“Public Float” means the number of Equity Securities held by shareholders of the Company other than (a) shareholders who Beneficially Own more than 10% of all outstanding Common Shares (other than any stockholder that is a passive institutional investor), (b) directors or executive officers of the Company and any members of their immediate family, and (c) Affiliates of the Company.

“Public Reporting Obligations” has the meaning set forth in Section 4.5(b).

“Records” has the meaning set forth in Section 6.4(a)(x).

“Registrable Securities” means any and all (i) Warrant Shares (whether vested or unvested), (ii) other stock or securities that Amazon or its subsidiaries may be entitled to receive, or will have received, in accordance with its ownership of the Warrant or Warrant Shares, in lieu of or in addition to Common Shares, and (iii) Equity Securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) or (ii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation, or other reorganization. As to any particular securities constituting Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or transferred. For purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Reporting Company” means a company that is required to file periodic reports with the Commission under Sections 12, 13, or 15(d) of the Exchange Act.

“Reporting Company Filing Dates” has the meaning set forth in Section 5.1(a)(i).

“Representatives” with respect to a Person means such Person’s directors, managers, officers, employees, and authorized representatives (including attorneys, accountants, consultants, bankers, and financial advisors thereof).

“Repurchase Notice” has the meaning set forth in Section 3.8(a).

“Repurchases” means any transaction or series of related transactions to acquire, by purchase or otherwise, Equity Securities of the Company or any of its subsidiaries by the Company or any subsidiary thereof, whether pursuant to any tender offer or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), open market transactions, private negotiated transactions or otherwise, and in each case, whether for cash, Equity Securities of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property or assets (including Equity Securities, other securities or evidences of indebtedness of a subsidiary), or any combination thereof.

“Requisite Shareholder Approval” has the meaning set forth in Section 3.5(b).

“Requested Information” has the meaning set forth in Section 6.6(a).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” means the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, and its other reports, statements, and forms (including exhibits and other information incorporated therein) filed with or furnished to the Commission under Sections 13(a), 14(a), or 15(d) of the Exchange Act, in each case after September 30, 2025.

“Section 607(g) Matters” has the meaning set forth in Section 3.5(a)(i).

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Securities Laws” means the Securities Act (Ontario) together with all other applicable Canadian provincial and territorial securities laws, rules and regulations and published policies, as they may be promulgated or amended from time to time.

“SEDAR+” means the System for Electronic Document Analysis and Retrieval + of the Canadian Securities Administrators, the electronic filing and disclosure system found at www.sedarplus.ca.

“SEDI” means the System for Electronic Disclosure by Insiders, the electronic for the filing and viewing of insider reports as required by various provincial securities rules and regulations.

“Sell Down Notice” has the meaning set forth in Section .7(b).

“Shelf Offering” has the meaning set forth in Section 6.1(e).

“Shelf Registration Statement” has the meaning set forth in Section 6.1(a).

“Significant Shareholder” has the meaning set forth in Section 3.5(e).

“SOX” has the meaning set forth in Section 2.2(e)(v).

“Specified Defendant” has the meaning set forth in Section 3.1(f).

“SRO” means any (i) “self-regulatory organization” as defined in Section 3(a)(26) of the Exchange Act, (ii) other United States or foreign securities exchange, futures exchange, commodities exchange, or contract market, or (iii) other securities exchange.

“Standstill Period” has the meaning set forth in Section 4.6(a).

“Subject Adjustments” has the meaning set forth in Section 3.5(a)(ii).

“subsidiary” means, with respect to such Person, any foreign or domestic entity, whether incorporated or unincorporated, of which (i) such Person or any other subsidiary of such Person is a general partner, (ii) at least a majority of the voting power to elect a majority of the directors or others performing similar functions with respect to such other entity is directly or indirectly owned or controlled by such Person or by any one or more of such Person’s subsidiaries, or (iii) at least 50% of the Equity Securities are directly or indirectly owned or controlled by such Person or by any one or more of such Person’s subsidiaries.

“Support Agreement” has the meaning set forth in Section 3.5(e).

“Take-Down Notice” has the meaning set forth in Section 6.1(e).

“Tax Advisor” means any of PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLP, or Deloitte LLP that is selected by the Company.

“Transaction Documents” means collectively this Agreement, the Commercial Arrangements, the Warrant, and any other certificate, exhibit, or agreement delivered by or entered into by and among the parties and/or their respective subsidiaries on the date hereof in connection with the transactions contemplated hereby or thereby, in each case, as amended, modified, or supplemented from time to time in accordance with their respective terms.

“Transaction Litigation” has the meaning set forth in Section 3.1(e).

“Transfer” means (i) any direct or indirect offer, sale, lease, assignment, encumbrance, pledge, grant of a security interest, hypothecation, disposition, or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option, or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of law or otherwise) of any capital stock or interest in any capital stock, or (ii) in respect of any capital stock or interest in any capital stock, the entry into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transaction is to be settled by delivery of securities, in cash or otherwise.

“Transferee” means a Person to whom a Transfer is made or is proposed to be made.

“TSX” means the Toronto Stock Exchange.

“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

“Vesting Event” has the meaning ascribed to it in the Warrant.

“Voting Securities” means Common Shares of the Company and any other Equity Securities of the Company entitled to vote generally in the election of directors of the Company.

“Warrant” has the meaning set forth in Section 1.1.

“Warrant Issuance” has the meaning set forth in Section 1.1.

“Warrant Shares” has the meaning ascribed to it in the Warrant.

“Warrantholder” has the meaning set forth in the recitals and shall include any Person to whom a Permitted Transfer is made.

ARTICLE VIII

MISCELLANEOUS

8.1	Termination of This Agreement; Other Triggers.

(a)	This Agreement may be terminated at any time:

(i)         with the prior written consent of each of Amazon and the Company; or

(ii)        by Amazon if the Initial Antitrust Clearance shall not have been obtained on or prior to the date that is three (3) months after the latest date of the Initial Antitrust Filings.

(b)          In the event of termination of this Agreement as provided in this Section 8.1, this Agreement (other than Article II (Representations and Warranties), Section 3.1(f), Section 3.1(h), Section 3.2 (Public Announcements), Section 3.3 (Expenses), Section 4.1 (Acquisition for Investment) (to the extent any Warrant Shares have been issued prior to termination), Section 4.2 (Legend) (to the extent any Warrant Shares have been issued prior to termination), Article V (Information), Article VI (Registration), Article VII (Definitions) (to the extent relevant for any other surviving Sections or Articles), and this Article VIII (Miscellaneous), each of which shall survive any termination of this Agreement) shall forthwith become void and there shall be no liability on the part of any party, except that nothing herein shall relieve any party from liability for any breach of this Agreement prior to such termination.

(c)          Without affecting in any manner any prior exercise of the Warrant, in the event of termination of this Agreement as provided in this Section 8.1, the unvested portion of the Warrant shall be canceled and terminated and shall forthwith become void and the Company shall have no subsequent obligation to issue, and no holder of a Warrant shall have a subsequent right to acquire, any Warrant Shares under such canceled portion of the Warrant. For the avoidance of doubt, the Warrant shall remain in full force and effect with respect to the vested portion thereof, and nothing in this Section 8.1 shall affect the ability of Warrantholder to exercise such vested portion of the Warrant following termination of this Agreement.

8.2          Amendment. No amendment of any provision of this Agreement shall be effective unless made in writing and signed by a duly authorized representative of each party.

8.3          Waiver of Conditions. The conditions to any party’s obligation to consummate any transaction contemplated herein are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by Applicable Law. No waiver shall be effective unless it is in writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

8.4          Counterparts. This Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Executed signature pages to this Agreement may be transmitted electronically by “pdf” file and such pdf files shall be deemed as sufficient as if actual signature pages had been delivered.

8.5          Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties expressly (a) submits to the personal jurisdiction and venue of the Chancery Court of Delaware, or if such court is unavailable, the United States District Court for Delaware (the “Chosen Courts”), in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum, and (c) agrees that it shall not bring any claim, action or proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts, and in stipulated preference ranking, of the preceding clause (a). Each party agrees that service of process upon such party in any such claim, action, or proceeding shall be effective if notice is given in accordance with the provisions of this Agreement. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.5.

8.6          Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given if (a) sent by the U.S. Postal Service (registered, return receipt service required), United Parcel Service or FedEx, in each case on an overnight basis, signature receipt required, within two (2) Business Days after mailing, (b) if otherwise personally delivered, when delivered with signature receipt required, or (c) sent by e-mail (with confirmation of receipt by the receiving party), when such confirmation is received; provided that if notice is given solely by e-mail, a copy shall also be sent by one of the methods described in clauses (a) or (b) within two (2) Business Days thereafter. All notices hereunder shall be delivered as set forth below, or in accordance with such other instructions as may be designated in writing by the party to receive such notice.

If to the Company, to:

Name:	Electrovaya Inc.
Address:	6688 Kitimat Rd.
Mississauga, ON L5N 1P8
Canada
Email:	[Redacted - Contact Information]
Attn:	Raj Das Gupta, Chief Executive Officer

with a copy to (which copy alone shall not constitute notice):

Name:	Fasken Martineau DuMoulin LLP
Address:	333 Bay St.
Toronto, ON M5H 2T6
Email:	[Redacted - Contact Information]
Attn:	Anil Aggarwal

and

if to Amazon, to:

Name:	Amazon.com NV Investment Holdings LLC
c/o Amazon.com, Inc.
Address:	410 Terry Avenue
North Seattle, WA 98109-5210
Attn:	General Counsel

with a copy to (which copy alone shall not constitute notice):

Name:	Gibson, Dunn & Crutcher LLP
Address:	310 University Avenue
Palo Alto, CA 94301
Email:	[Redacted - Contact Information]
[Redacted - Contact Information]
Attn:	Chris Trester, Esq.

8.7          Entire Agreement, Etc. This Agreement (including the Schedules, Exhibits, and Annexes hereto), the other Transaction Documents, and the Confidentiality Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations, and warranties, both written and oral, between the parties, with respect to the subject matter hereof. No party shall take, or cause to be taken, including by entering into agreements or other arrangements with provisions or obligations that conflict, or purport to conflict, with the terms of the Transaction Documents or any of the transactions contemplated thereby, any action with either an intent or effect of impairing any such other Person’s rights under any of the Transaction Documents.

8.8          Assignment. Neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by any party without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation, or liability hereunder without such consent shall be void, except that Amazon may transfer or assign, in whole or from time to time in part, to one or more of its direct or indirect wholly owned subsidiaries, its rights and/or obligations under this Agreement, but any such transfer or assignment shall not relieve Amazon of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

8.9          Severability. If any provision of this Agreement or a Transaction Document, or the application thereof to any Person or circumstance, is determined by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

8.10        No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties and their respective successors and permitted assigns any benefits, rights, or remedies.

8.11        Specific Performance. The parties agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Agreement to consummate the transactions contemplated hereby, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity.

8.12        Cumulative Remedies. The rights and remedies provided in this Agreement are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

8.13        Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement: (i) the maximum amount of Losses which may be recovered from Amazon and its Affiliates arising out of or relating to this Agreement shall be limited to an amount equal to the Aggregate Exercise Price and (ii) any Losses which may be recovered from Amazon and its Affiliates arising out of or relating to this Agreement shall not include consequential, indirect, punitive, or special damages; provided, however, that the foregoing limitations shall not apply to Losses arising from fraud, willful misconduct, or intentional breach of this Agreement.

8.14        Interpretation. Unless otherwise specified in this Agreement or the context otherwise requires:

(a)          when a reference is made in this Agreement to “Sections” or “Annexes” such reference shall be to a Section of, or Annex to, this Agreement unless otherwise indicated;

(b)          references to “parties” refer to the parties to this Agreement;

(c)          the headings contained in this Agreement are for reference purposes only and are not part of this Agreement;

(d)          any reference to a wholly owned subsidiary of a Person shall mean such subsidiary is directly or indirectly wholly owned by such Person;

(e)          the terms defined in the singular have a comparable meaning when used in the plural and vice versa;

(f)          if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb);

(g)          words importing the masculine gender shall include the feminine and neutral genders and vice versa;

(h)          references to “hereto,” “herein,” “hereby,” “hereof,” “hereunder,” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise;

(i)          the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if;”

(j)          whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation;”

(k)          the rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(l)          no rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement. The parties have jointly negotiated and drafted this Agreement and if an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement;

(m)          any forms of agreements attached to this Agreement as exhibits shall be subject only to such ministerial additions, deletions and modifications as necessary to complete any missing terms contemplated by the form to be completed by the parties or to correct any scrivener’s errors in the form;

(n)          the term “dollars” and the symbol “$” mean U.S. Dollars and all amounts in this Agreement shall be paid in U.S. Dollars, and if any amounts, costs, fees or expenses incurred by any party under this Agreement are denominated in a currency other than U.S. Dollars, to the extent applicable, the U.S. Dollar equivalent for such costs, fees and expenses shall be determined by converting such other currency to U.S. Dollars at the foreign exchange rates published in the Wall Street Journal or, if not reported thereby, another authoritative source reasonably determined by Amazon, in effect at the time such amount, cost, fee or expense is incurred, and if the resulting conversion yields a number that extends beyond two (2) decimal points, rounded to the nearest penny;

(o)          except as expressly stated in this Agreement, all references to any statute, rule, or regulation are to the statute, rule or regulation as amended, modified, supplemented, or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule, or regulation include any successor to the section;

(p)          when calculating the period of time within which, or following which, any action is to be taken under this Agreement, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day or if any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day and references to a number of days shall refer to calendar days unless Business Days are specified; and

(q)          with respect to the Warrant and Warrant Shares, such term shall include any Common Shares or other Equity Securities of the Company received by Warrantholder as a result of any stock split, stock dividend or distribution, other subdivision, reorganization, reclassification, or similar capital transaction.

* * *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first herein above written.

ELECTROVAYA INC.

By:	“Raj Das Gupta”
Name: Dr. Raj Das Gupta
Title: Chief Executive Officer

AMAZON.COM, INC.

By:	“Martyn Mallick”
Name: Martyn Mallick
Title:Authorized Signatory

Schedule 5.1(a)

1.            Basic Financial Information and Reporting.

A.            As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company shall furnish Amazon with a balance sheet and equity capitalization table of the Company, as of the end of such fiscal year, a statement of income, a statement of shareholders’ equity, and a statement of cash flows of the Company and accompanying notes to the financial statements, for such year, all audited and prepared in accordance with GAAP consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by an audit report and opinion thereon by independent public accountants of national standing selected by the Board.

B.             The Company shall furnish to Amazon as soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet and equity capitalization table of the Company as of the end of each such quarterly period and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with GAAP consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. In order to facilitate Amazon’s compliance with its public reporting requirements, the Company shall deliver the financial statements described in this Schedule 5.1(a) to Amazon, together with a certification that, to the Company’s knowledge, (i) such interim financial statements are fairly stated, in all material respects, in accordance with GAAP for the periods presented, applied on the same basis as the Company’s audited financial statements as of and for the most recent fiscal year end and reflect all adjustments necessary for a fair presentation of the interim financial statements, subject to the exceptions noted on an exhibit to such certification and (ii) the Company has made available to Amazon the information required by Section 5.1 of this Agreement. In addition, to facilitate Amazon’s compliance with its public reporting requirements, the Company shall engage a nationally recognized accounting firm to perform quarterly review procedures that result in the issuance of an independent accountant’s review report on the Company’s quarterly and year-to-date balance sheet and statement of operations for each fiscal quarter, which reports shall be delivered within forty-five (45) days after the end of the quarter for which the report pertains. In order to facilitate Amazon’s compliance with its public reporting requirements, the Company’s chief financial officer and chief accounting officer shall participate in one or more teleconferences with Representatives of Amazon each quarter to review the financial statements previously delivered and discuss significant transactions reflected for the period of the financial statements.

C.              All financial information required under clauses (A) and (B) above shall consist of consolidated financial statements (consolidating the Company and its subsidiaries) unless GAAP provides otherwise.

D.             As soon as reasonably practicable, and in any event within fifteen (15) days after the issuance of the report, the Company shall furnish to Amazon any 409A valuation reports that it prepares or causes to be prepared.

2.            Inspection Rights. Subject to Section 5.1(b) of this Agreement, Amazon shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances, and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested (electronically to the greatest extent possible), all at such reasonable business times, with reasonable advance notice and as often as may be reasonably requested.

3.            Other Materials. As soon as practicable (or otherwise as provided herein), the Company shall furnish Amazon with copies of the following documents:

A.            Material documents filed with governmental agencies, including, without limitation, the Internal Revenue Service and the Commission, or any other documents or information requested by Amazon or necessary to support Amazon’s tax, accounting, and Commission reports and filings, including providing by February 15th of each year such information as is necessary to support Amazon’s tax reporting obligations.

B.             Notices regarding any default on any material loan or lease to which the Company is a party.

C.             In addition, the Company shall furnish Amazon advance notice of (i) any dividend or other distribution to be paid by the Company to holders of the Common Shares or (ii) any nonfunctional currency investments or loans.

Schedule 7.1

Designated Persons

[Redacted - Commercially Sensitive Confidential Information]

Annex A

Form of Warrant

COMMON SHARE WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED IN CONNECTION WITH AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A TRANSACTION AGREEMENT, DATED AS OF JULY [●], 2026, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC., A DELAWARE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID. UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER [●], 2026.

Certificate Number: AW - 001

WARRANT

to purchase

13,880,345

Common Shares of

Lithium

a corporation organized under the laws of Ontario, Canada

Issue Date: July [●], 2026

1.            Number of Warrant Shares; Exercise Price. This certifies that, for value received, Warrantholder or its permitted assigns or transferees is entitled, upon the terms hereinafter set forth, to acquire from the Company, in whole or in part, up to a maximum aggregate of 13,880,345 fully paid and nonassessable Common Shares (the “Warrant Shares”), at a purchase price per share of Common Shares equal to $[●] (the “Exercise Price”); provided, however such Warrant Shares shall be subject to a reduction such that the maximum shares issuable shall be as required under the applicable (i) Nasdaq Listing Rules, including but not limited to, Nasdaq Listing Rules 5635(b) and 5635(d), and, if applicable, (ii) the TSX Company Manual, including but not limited to, Section 607 thereof, unless and until the approvals acquired under such rules are obtained. The Warrant Shares and Exercise Price are subject to adjustment and/or may be supplemented by or converted into other Equity Securities as provided herein, and all references to “Common Shares,” “Warrant Shares,” and “Exercise Price” herein shall be deemed to include any such adjustment, supplement, and/or conversion or series of adjustments, supplements, or conversions.

2.             Exercise of Warrant; Term; Other Agreements; Book Entry; Cancellation.

(i)             Promptly following the end of each calendar quarter during which a Vesting Event has occurred (or promptly after a written request by Amazon for a Notice of Vesting Event as of a certain day), the Company shall deliver to Warrantholder a Notice of Vesting Event in the form attached as Annex A hereto; provided that neither the delivery, nor the failure of the Company to deliver, such Notice of Vesting Event shall affect or impair Warrantholder’s rights or the Company’s obligations hereunder.

(ii)           Subject to (A) Section 1, Section 8(iii), and Section 9, (B) compliance with the Antitrust Laws (including with respect to any Warrant Shares issuable from exercise of this Warrant upon a Vesting Event or otherwise), and (C) the approvals required under the applicable (i) Nasdaq Listing Rules, including but not limited to, Nasdaq Listing Rules 5635(b) and 5635(d), and, if applicable, (ii) the TSX Company Manual, including but not limited to, Section 607 thereof, as may be applicable, the right to purchase Warrant Shares represented by this Warrant is exercisable, in whole or in part by Warrantholder, at any time or from time to time, from and after the applicable Vesting Event, but in no event later than 5:00 p.m., Seattle time, on July [●], 2036 (subject to extension in accordance with Section 2(iii), such time as extended if applicable, the “Expiration Time” and such period from and after the applicable Vesting Event through the Expiration Time, the “Exercise Period”), by (a) the delivery of the Notice of Exercise, to the Company in accordance with Section 14 (or such other office or agency of the Company in the United States as it may designate by notice to Warrantholder in accordance with Section 14 hereof) and (b) payment of the Exercise Price for the Warrant Shares thereby purchased by, at the sole election of Warrantholder, either: (i) by wire transfer of immediately available funds to an account designated by the Company (such manner of exercise, a “Cash Exercise”) or (ii) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in two (2) or more parts, as applicable) so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in parts, as applicable) equal to the product of (x) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in part, as applicable) (if payment of the Exercise Price were being made in cash) and (y) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”); provided that such product shall be rounded to the nearest whole Warrant Share. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or an Acquisition Transaction, such exercise may at the election of Warrantholder be conditioned upon the consummation of such transaction, in which case such exercise shall be inclusive of any vesting that would occur upon the consummation of or immediately prior to such transaction but not be deemed to be effective until immediately prior to the consummation of such transaction. If such transaction is not consummated, the Company shall deliver written notice of the termination or abandonment of such transaction to Warrantholder (the “Acquisition Termination Notice”), after which such exercise shall be deemed void if so requested by Warrantholder by written notice delivered to the Company within ten (10) Business Days after receipt of the Acquisition Termination Notice.

(iii)           Notwithstanding the foregoing, (a) if at any time during the Exercise Period Warrantholder has not exercised this Warrant in full as a result of (I) there being insufficient Warrant Shares available for issuance, (II) the lack of any required regulatory, corporate or other approval (including, for the avoidance of doubt, any approval required under the Antitrust Laws (including the Initial Antitrust Clearance), if so applicable), (III) the Company has not been current with its Exchange Act public reporting requirements (including, if the Company is a foreign private issuer within the meaning of Rule 3b-4 under the Exchange Act, its obligations to file annual reports on Form 20-F or Form 40-F and to furnish reports on Form 6-K, or, if the Company is a U.S. domestic issuer, its obligations to file reports on Forms 10-K, 10-Q, and 8-K, in each case as applicable under the Exchange Act) at any time in the previous thirty (30) days, or (IV) the Company is in default of any of its continuous disclosure obligations under Canadian Securities Laws or is noted as being in default on the list of reporting issuers maintained by the Canadian Securities Authorities (collectively, the “Exercise Conditions”), the Expiration Time shall be extended until sixty (60) days after such date as Warrantholder is able to acquire all of the vested Warrant Shares without violating any Exercise Conditions; (b) if at the Expiration Time, or any time prior to the Expiration Time, the Company is or has been party to a definitive agreement for an Acquisition Transaction that has not closed, the Expiration Time shall be extended until five (5) Business Days after the closing of such Acquisition Transaction, or twenty (20) Business Days after the date on which the definitive agreement for such Acquisition Transaction has been terminated, as the case may be, or (c) if at any time prior to the Expiration Time, a third party has publicly filed, or announced its intention to file, a tender offer for the Company which if consummated would result in an Acquisition Transaction, and without a definitive agreement for an Acquisition Transaction with respect to such tender offer having been executed by the Company, then the Expiration Time shall be extended until the later of (I) five (5) Business Days after the expiration time of the tender offer, or (II) if no tender offer is launched, twenty-five (25) Business Days after the public announcement of such third party’s intention to launch such tender offer, but if a tender offer is launched during such period, then five (5) Business Days after the expiration time of the tender offer.

(iv)          If Warrantholder has not exercised this Warrant in its entirety, following each exercise Warrantholder shall be entitled to receive from the Company, upon request, a new warrant of like tenor in substantially identical form for the purchase of that number of Warrant Shares equal to the difference between the maximum aggregate number of Warrant Shares and the number of Warrant Shares as to which this Warrant is or has been so exercised.

(v)           The Company shall either (a) maintain itself, or (b) cause its transfer agent to maintain, in each case, books for the original issuance and the transfer and exercise of the Warrant issuable in connection therewith, in each case in accordance with the terms hereof in book-entry form. If the Company maintains books for the Warrant, then (I) the Company agrees that it will accept instructions from Warrantholder for the transfer and exercise of the Warrant, to the extent permitted in accordance with the terms of the Warrant and the Transaction Agreement, and (II) the Company shall not require the delivery of the Warrant, which at all times shall be in book-entry form, in connection with the transfer or exercise thereof. The Company shall be responsible for all fees and expenses with respect to maintaining the Warrant in book-entry form. In no event shall Warrantholder be required to post any bond or incur any other financial cost related to the book entry existence of this Warrant.

(vi)           This Warrant, including with respect to its cancellation, is subject to the terms and conditions of the Transaction Agreement. Without affecting in any manner any prior exercise of this Warrant (or any Warrant Shares previously issued hereunder), if (a) the Transaction Agreement is terminated in accordance with Section 8.1 thereof or (b) Warrantholder delivers to the Company a written, irrevocable commitment not to exercise this Warrant, then the Company shall have no obligation to issue, and Warrantholder shall have no right to acquire, the unvested portion of this Warrant.

3.             Issuance of Warrant Shares; Authorization; Listing.

(i)             Upon receipt of a notice of exercise for part or all of this Warrant, the Company shall comply with the Delivery Covenants.

(ii)            The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by Warrantholder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination; provided, however, that the Company shall not be required to deliver Warrant Shares with respect to an exercise prior to Warrantholder’s delivery of the associated Exercise Price (or notice of Cashless Exercise).

(iii)           The Warrant Shares so issued shall be deemed for all purposes to have been issued to Warrantholder as of the close of business on the date on which this Warrant and payment of the associated Exercise Price (or notice of Cashless Exercise) are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or book-entries representing such Warrant Shares may not be actually delivered on such date or credited to Warrantholder’s DTC account, as the case may be. The Company shall at all times reserve and keep available, out of its authorized but unissued Common Shares (as authorized under the Company's then- applicable Organizational Documents in its then-applicable jurisdiction of incorporation), the Warrant Shares, solely for the purpose of providing for the exercise of this Warrant, the aggregate Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at any such time). For the avoidance of doubt, if the Company re-domesticates or continues its corporate existence under the laws of a jurisdiction other than Ontario, Canada, the Company's obligation to maintain sufficient authorized capital under this Section 3(iii) shall apply in the new jurisdiction of incorporation, and the Company shall take all steps necessary under Applicable Law (including amending its Organizational Documents) to ensure that the aggregate number of authorized but unissued Common Shares is at all times sufficient to satisfy such obligation.

(iv)          The Company shall, at its sole expense, procure, subject to issuance or notice of issuance, the listing of any Warrant Shares issuable upon exercise of this Warrant on the Principal Trading Market and the Toronto Stock Exchange (“TSX”) (or any successor thereto) on which such same class of Equity Securities are then listed or traded, promptly after such Warrant Shares are eligible for listing thereon.

4.             No Fractional Shares or Scrip. No fractional Warrant Shares or other Equity Securities or scrip representing fractional Warrant Shares or other Equity Securities shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which a Warrantholder would otherwise be entitled, the fractional Warrant Shares or other Equity Securities shall be rounded up to the next whole Warrant Share or other Equity Securities, and Warrantholder shall be entitled to receive such rounded-up number of Warrant Shares or other Equity Securities.

5.             No Rights as Shareholders; Transfer Books. Without limiting in any respect the provisions of the Transaction Agreement and except as otherwise provided by the terms of this Warrant, this Warrant does not entitle Warrantholder to (i) consent to any action of the shareholders of the Company, (ii) receive notice of or vote at any meeting of the shareholders, (iii) receive notice of any other proceedings of the Company, or (iv) exercise any other rights whatsoever, in any such case, as a shareholder of the Company prior to the date of exercise of this Warrant.

6.             Charges, Taxes, and Expenses. Issuance of this Warrant and issuance of certificates or book entries for Warrant Shares to Warrantholder upon the exercise of this Warrant shall be made without charge to Warrantholder for any issue, registration or transfer tax, assessment or similar governmental charge (other than any such taxes, assessments or charges in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of such issuance, all of which taxes, assessments, charges, and expenses shall be paid by the Company, other than the costs and expenses of counsel for Warrantholder or its Affiliates.

7.            Transfer/Assignment.

(i)             This Warrant may be transferred only in accordance with the terms of the Transaction Agreement. Subject to compliance with the first sentence of this Section 7(i), the legend as set forth on the cover page of this Warrant and the terms of the Transaction Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by a duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees. If the transferring holder does not transfer the entirety of its rights to purchase all Warrant Shares hereunder, such holder shall be entitled to receive from the Company a new Warrant in substantially identical form for the purchase of that number of Warrant Shares as to which the right to purchase was not transferred. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Warrant in accordance with this Section 7 shall be paid by the Company, other than the costs and expenses of counsel for the transferor and the transferee.

(ii)            If and for so long as required by the Transaction Agreement, any Warrant book entry issued hereunder shall contain a legend as set forth in Sections 4.2(a) and 4.2(c) of the Transaction Agreement.

8.             Adjustments and Other Rights. Subject to prior TSX approval of any adjustment, the Exercise Price and Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided that, if more than one subsection of this Section 8 is applicable to a single event, the subsection shall be applied that produces the largest adjustment, and no single event shall cause an adjustment under more than one subsection of this Section 8 so as to result in duplication.

(i)             Stock Splits, Subdivisions, Reclassifications, or Combinations. If the Company shall at any time or from time to time (a) declare, order, pay, or make a dividend or make a distribution on its Common Shares in additional Common Shares, (b) split, subdivide, or reclassify the outstanding Common Shares into a greater number of shares, or (c) combine or reclassify the outstanding Common Shares into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination, or reclassification shall be proportionately adjusted so that Warrantholder immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of Common Shares which such holder would have owned or been entitled to receive in respect of the Common Shares subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time, but following adjustment, still subject to the vesting provisions of this Warrant on an as-adjusted basis) . In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination, or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant in full before the adjustment determined in accordance with the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision, combination, or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined in accordance with the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time).

(ii)            Certain Issuances of Common Shares or Convertible Securities. Subject to prior TSX approval, including but not limited to shareholder approval, if the Company shall at any time or from time to time issue Common Shares (or rights or warrants or any other securities or rights exercisable or convertible into or exchangeable for Common Shares, including through distributions on outstanding securities (collectively, “Convertible Securities”)) (other than transactions to which the adjustments set forth in Section 8(i) are applicable), (1) without consideration or (2) at a consideration per share (or having a conversion price per share) that is less than the Exercise Price (the date of such issuance, the “Pricing Date”) then, in such event:

(A)           the number of Warrant Shares issuable upon the exercise of this Warrant held by Warrantholder on the Pricing Date (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (I) the numerator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the Pricing Date and (y) the number of additional Common Shares issued (or into which Convertible Securities may be converted) on the Pricing Date and (II) the denominator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the Pricing Date and (y) the number of Common Shares (rounded to the nearest whole share) which the Aggregate Consideration in respect of such issuance of Common Shares (or Convertible Securities) would purchase at the Market Price of Common Shares on the Trading Day immediately prior to the Pricing Date.

For purposes of the foregoing, (1) in the case of the issuance of such Common Shares or Convertible Securities for, in whole or in part, any noncash property (or in the case of any noncash property payable upon conversion of any such Convertible Securities), the consideration represented by such noncash property shall be deemed to be the Market Price (in the case of securities) and/or Fair Market Value (in all other cases), as applicable, of such noncash property as of the Trading Day immediately prior to the Pricing Date (before deduction of any related expenses payable to third parties, including discounts and commissions); and (2) if the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any Convertible Securities in accordance with this Section 8, solely to the extent the number of Warrant Shares has been properly reflected for the actual issuance of Common Shares upon the actual conversion of such Convertible Securities, no further adjustment of the number of Warrant Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Shares upon the actual conversion of such Convertible Securities in accordance with their terms. Any adjustment made under this Section 8(ii) shall become effective immediately upon the date of such issuance. For the avoidance of doubt, no decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made in accordance with this Section 8(ii).

(iii)           Distributions. Subject to prior TSX approval, including but not limited to shareholder approval, if the Company, at any time while this Warrant is outstanding, declares or makes any dividend or distributes to holders of Common Shares (and not to Warrantholder) evidence of its indebtedness or assets (including cash and cash dividends or property) or rights or warrants to subscribe for or purchase any security (including, without limitation, any distribution of cash, shares , or other securities, property, or options by way of a dividend, spin-off, reclassification, corporate rearrangement, scheme of arrangement, or other similar transaction other than dividends or distributions under Section 8(i)) (collectively, a “Distribution”), then Warrantholder will be entitled to participate in such Distribution and be deemed to have exercised, and be the holder of, all Warrant Shares, whether the Warrant has vested or not, before the record date of such Distribution; provided, that, any Distribution attributable to unvested Warrant Shares shall be held in abeyance and shall be released to the Warrantholder upon the vesting of such Warrant Shares.

(iv)          Acquisition Transactions. In case of any Acquisition Transaction or reclassification of Common Shares (other than a reclassification of Common Shares subject to adjustment under Section 8(i)), notwithstanding anything to the contrary contained herein, (a) the Company shall notify Warrantholder in writing of such Acquisition Transaction or reclassification as promptly as practicable (but in no event later than twenty (20) Business Days prior to the effectiveness thereof), which notice shall specify the expected date on which such Acquisition Transaction is to take place and set forth the facts with respect thereto as shall be reasonably necessary to indicate the amount and type of consideration to each outstanding share of Common Shares, (b) the Warrant shall vest in its entirety and the Warrant shall become nonforfeitable and exercisable immediately prior to the consummation of such Acquisition Transaction or reclassification, and (c) in the event of the consummation prior to the Expiration Time of an Acquisition Transaction where the consideration in such transaction is not solely cash consideration, Warrantholder’s right to receive Warrant Shares upon exercise of this Warrant shall, at the option of Warrantholder and to the fullest extent legally possible under Applicable Law, be converted, effective upon the occurrence of such Acquisition Transaction or reclassification, into (I) the right to exercise this Warrant to acquire the number of shares or other securities or property (including cash) that the Common Shares issuable (at the time of such Acquisition Transaction or reclassification) upon exercise of this Warrant immediately prior to such Acquisition Transaction or reclassification would have been entitled to receive upon consummation of such Acquisition Transaction or reclassification or, (II) if any exemption, authorization, consent, or approval under Applicable Law is required or advisable from a Governmental Entity in connection with such Acquisition Transaction or reclassification and has not been obtained, upon Warrantholder’s election in its sole discretion, cash in an amount equal to the Common Shares issuable (at the time of such Acquisition Transaction or reclassification) upon exercise of this Warrant immediately prior to such Acquisition Transaction or reclassification that Warrantholder would have been entitled to receive upon consummation of such Acquisition Transaction or reclassification based on the Fair Market Value of such consideration (or in case of a tender offer, at the price in cash offered by the offeror to the other shareholders). In determining the kind and amount of shares, securities, or property receivable upon exercise of this Warrant upon and following adjustment under this paragraph, if the holders of Common Shares have the right to elect the kind or amount of consideration receivable upon consummation of such Acquisition Transaction, then Warrantholder shall have the right to make the same election upon exercise of this Warrant with respect to the number of shares or other securities or property which Warrantholder shall receive upon exercise of this Warrant. The Company, or the Person or Persons formed by the applicable Acquisition Transaction or reclassification, or that acquire(s) the applicable Common Shares, as the case may be, shall make lawful provisions to establish such rights and to provide for such adjustments that, for events from and after such Acquisition Transaction or reclassification, shall be as nearly equivalent as possible to the rights and adjustments provided for herein, and the Company shall not be a party to or permit any such Acquisition Transaction or reclassification to occur unless such provisions are made or not precluded, as the case may be, as a part of the terms thereof.

(v)            Commercial Arrangements. In the event that the Company intentionally or recklessly breaches the Commercial Agreements to materially impair or frustrate the purpose thereof, the Warrant shall vest in its entirety and the Warrant shall become nonforfeitable and exercisable effective as of such termination.

(vi)           Rounding of Calculations; Minimum Adjustments. All calculations under this Section 8 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Notwithstanding any provision of this Section 8 to the contrary, no adjustment in the Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Shares, but any such amount shall be carried forward, and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or one-tenth (1/10th) of a share of Common Shares, or more.

(vii)         Timing of Issuance of Additional Securities Upon Certain Adjustments. In any event in which (a) the provisions of this Section 8 shall require that an adjustment (the “Subject Adjustment”) shall become effective immediately after a record date (the “Subject Record Date”) for an event and (b) Warrantholder exercises this Warrant after the Subject Record Date and before the consummation of such event, the Company may defer until the consummation of such event issuing to such Warrantholder the incrementally additional Common Shares or other property issuable upon such exercise by reason of the Subject Adjustment; provided, however, that the Company upon request shall promptly deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares (or other property, as applicable) upon the consummation of such event.

(viii)         Statement Regarding Adjustments. Whenever the Exercise Price or the Warrant Shares into which this Warrant is exercisable shall be adjusted as provided in Section 8, the Company shall promptly prepare a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the Warrant Shares into which this Warrant shall be exercisable after such adjustment, and cause a copy of such statement to be delivered to Warrantholder as promptly as practicable after the event giving rise to the adjustment.

(ix)            Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 8 (but only if the action of the type described in this Section 8 would result in an adjustment in the Exercise Price or the Warrant Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall provide as promptly as practicable written notice to Warrantholder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind, or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed. In case of all other actions, such notice shall be given at least ten (10) days prior to the taking of such proposed action unless the Company reasonably determines in good faith that, given the nature of such action, the provision of such notice at least ten (10) days in advance is not reasonably practicable from a timing perspective, in which case such notice shall be given as far in advance prior to the taking of such proposed action as is reasonably practicable from a timing perspective.

(x)             Adjustment Rules. Any adjustments under this Section 8 shall be made successively whenever an event referred to herein shall occur. If an adjustment in the Exercise Price made in connection with a split or consolidation of the Common Shares would reduce the Exercise Price to an amount below the effective “market price” of the Common Shares at the time of issuance of the Warrant as determined by applicable TSX rules (and calculating the “market price” for this purpose as if the split or consolidation of Common Shares resulting in an adjustment had occurred at the time of issuance of the Warrant), then such adjustment in the Exercise Price shall reduce the Exercise Price to the “market price” as at the time of issuance.

(xi)           No Impairment. The Company shall not, by amendment of its articles of incorporation, bylaws, or any other organizational document, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid or frustrate the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. In furtherance and not in limitation of the foregoing, the Company shall not take or permit to be taken any action that would entitle Warrantholder to an adjustment under this Section 8 if the total number of Common Shares issuable after such action upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time), together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise in full of any and all outstanding Equity Securities (disregarding whether or not any such Equity Securities are exercisable by their terms at such time) would exceed the total number of Common Shares then authorized by its certificate of incorporation.

(xii)           Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment under this Section 8, the Company shall promptly take any and all action which may be necessary, including obtaining approvals of regulatory or other governmental bodies, the Principal Trading Market, or other applicable securities exchange, corporate, or shareholder approvals or exemptions, so that the Company may thereafter validly and legally issue as fully paid and nonassessable all Common Shares, or all other securities or other property, that Warrantholder is entitled to receive upon exercise of this Warrant in accordance with this Section 8.

(xiii)         No Adjustment for Permitted Transactions. Notwithstanding anything in this Warrant to the contrary, no adjustment shall be made under this Section 8 in connection with any Permitted Transaction.

9.             Beneficial Ownership Limitation.

(i)             Notwithstanding anything in this Warrant to the contrary, the Company shall not honor any exercise of this Warrant, and a Warrantholder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to an attempted exercise set forth on an applicable Notice of Exercise, such Warrantholder (together with such Warrantholder’s Affiliates, and any other Person whose beneficial ownership of Common Shares would be aggregated with Warrantholder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and any other applicable regulations of the Commission, including any Group of which Warrantholder is a member (the foregoing, “Attribution Parties”)) would beneficially own, or otherwise be deemed to beneficially own within the meaning of Canadian Securities Laws, including Section 1.8 of National Instrument 62-104 – Take-over Bids and Issuer Bids, a number of Common Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of Common Shares beneficially owned by such Warrantholder and its Attribution Parties shall include the number of Warrant Shares issuable under the Notice of Exercise with respect to which such determination is being made, but shall exclude the number of Common Shares which are issuable upon (a) exercise of the remaining, unexercised portion of any Warrant beneficially owned by such Warrantholder or any of its Attribution Parties and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Warrantholder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and any other applicable regulations of the Commission and Section 1.8 of National Instrument 62-104 – Take-over Bids and Issuer Bids. For purposes of this Section 9, in determining the number of outstanding Common Shares, a Warrantholder may rely on the number of outstanding Common Shares as stated in the most recent of the following: (X) the Company’s most recent periodic or annual filing with the Commission or with the Canadian Securities Authorities and available for viewing on SEDAR+, as the case may be, (Y) a more recent public announcement by the Company that is filed with the Commission or with the Canadian Securities Authorities and available for viewing on SEDAR+, or (Z) a more recent notice by the Company or the Company’s transfer agent to Warrantholder setting forth the number of Common Shares then outstanding. Upon the written request of a Warrantholder, the Company shall, within three Trading Days thereof, confirm in writing to such Warrantholder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including the exercise of this Warrant, by such Warrantholder or its Attribution Parties since the date as of which such number of outstanding Common Shares was last publicly reported or confirmed to Warrantholder. The Company shall be entitled to rely on representations made to it by Warrantholder in any Notice of Exercise regarding its Beneficial Ownership Limitation. The Warrantholder acknowledges that Warrantholder is solely responsible for any schedules or statements required to be filed by it in accordance with Section 13(d) or Section 16(a) of the Exchange Act.

(ii)             The “Beneficial Ownership Limitation” shall initially be 4.999% of the number of shares of the Common Shares outstanding immediately after giving effect to the issuance of Warrant Shares pursuant to such Notice of Exercise (to the extent permitted under this Section 9) (the “Exercise Limit”); provided, however, that by written notice to the Company, which will not be effective until the 61st day after such notice is given by Warrantholder to the Company, Warrantholder may waive or amend the provisions of this Section 9 to change the Beneficial Ownership Limitation to any other number, and the provisions of this Section 9 shall continue to apply. Upon any such waiver or amendment to the Beneficial Ownership Limitation, the Beneficial Ownership Limitation may not be further waived or amended by Warrantholder without first providing the minimum written notice required by the immediately preceding sentence. Notwithstanding the foregoing, at any time following notice of an Acquisition Transaction under Section 8(iv) with respect to an Acquisition Transaction that is pursuant to any tender offer or exchange offer (by the Company or another Person (other than Warrantholder or any Affiliate of Warrantholder)), Warrantholder may waive or amend the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company. For the sake of clarity, no Warrant Share in excess of the Exercise Limit is exercisable on less than 61 days’ notice from the Warrantholder, and the Parties agree that this sentence is irrevocable and may not be amended.

(iii)           Notwithstanding the provisions of this Section 9, none of the provisions of this Section 9 shall restrict in any way the number of Common Shares which Warrantholder may receive or beneficially own in order to determine the amount of securities or other consideration that Warrantholder may receive in the event of an Acquisition Transaction as contemplated in Section 8 of this Warrant.

10.           Certain Toronto Stock Exchange Matters.

(i)             The issuance of more than 12,376,870 Common Shares pursuant to the exercise of this Warrant, or the issuance of additional Warrants pursuant to the terms hereof that may result in the issuance of more than 12,376,870 Common Shares upon the exercise thereof (any Common Shares above such threshold, “Conditional Shares”) is subject to the approval of an ordinary resolution of shareholders of the Company authorizing the issuance of the Conditional Shares, excluding from this vote any Common Shares held by the Warrantholder, and the prior approval of the TSX.

(ii)             To the extent that any exercise of Warrants will result in a “material effect on control” in the determination of the TSX, the issuance of Common Shares upon such exercise is subject to the approval of an ordinary resolution of shareholders of the Company authorizing such issuance, excluding from this vote any Common Shares held by the Warrantholder, and the prior approval of the TSX.

11.          Governing Law and Jurisdiction. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties expressly (a) submits to the personal jurisdiction and venue of the Chancery Court of Delaware, or if such court is unavailable, the United States District Court for Delaware (the “Chosen Courts”), in the event any dispute (whether in contract, tort, or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and waives any claim of lack of personal jurisdiction, improper venue and any claims that such courts are an inconvenient forum, and (c) agrees that it shall not bring any claim, action, or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Chosen Courts, and in stipulated preference ranking, of the preceding clause (a) . Each party agrees that service of process upon such party in any such claim, action, or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.           Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

13.           Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and Warrantholder.

14.           Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given if (a) sent by the U.S. Postal Service (registered, return receipt service required), United Parcel Service or FedEx, in each case on an overnight basis, signature receipt required, within two (2) Business Days after mailing, or (b) if otherwise personally delivered, when delivered with signature receipt required. No notice, request, or instruction may be deemed given through e-mail, and the e-mail addresses provided in this section are simply for courtesy purposes but in no event shall constitute notice under this Warrant. All notices hereunder shall be delivered as set forth below, or in accordance with such other instructions as may be designated in writing by the party to receive such notice.

If to the Company, to:

Name:	Electrovaya Inc.
Address:	6688 Kitimat Rd.

Mississauga, ON L5N 1P8

Canada

Attn:	Raj Das Gupta, Chief Executive Officer
Email:	rdasgupta@electrovaya.com

with a copy to (which copy alone shall not constitute notice):

Name:	[●]
Address:	[●]

[●]

Attn:	[●]
Email:	[●]

If to Amazon.com NV Investment Holdings LLC, to:

Name:	Amazon.com NV Investment Holdings LLC

c/o Amazon.com, Inc.

Address:	410 Terry Avenue North

Seattle, Washington 98109-5210

Attn:	General Counsel

with a copy to (which copy alone shall not constitute notice):

Name:	Gibson, Dunn & Crutcher LLP
Address:	310 University Avenue

Palo Alto, California 94301

Attn:	Ed Batts, Esq. Chris Trester, Esq.

Email:	ebatts@gibsondunn.com ctrester@gibsondunn.com

15.            Entire Agreement. The Transaction Documents and the Confidentiality Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations, and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

16.          Specific Performance. The parties agree that the failure of any party to perform its agreements and covenants under this Warrant, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Warrant to consummate the transactions contemplated by this Warrant, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief, including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations under this Warrant, this being in addition to any other remedies to which the parties are entitled at law or equity.

17.           Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to, and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

18.           Limitation of Liability. No provision of this Warrant, in the absence of any affirmative action by Warrantholder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Warrantholder, shall give rise to any liability of Warrantholder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The sole liability of Warrantholder under this Warrant shall be the applicable aggregate Exercise Price if and when this Warrant is exercised in part or in whole.

19.           Interpretation. Unless otherwise specified in this Warrant or the context otherwise requires:

(i)             when a reference is made in this Warrant to “Sections” or “Annexes” such reference shall be to a Section of, or Annex to, this Warrant unless otherwise indicated;

(ii)            references to “parties” refer to the parties to this Warrant;

(iii)           the headings contained in this Warrant are for reference purposes only and are not part of this Warrant;

(iv)          any reference to a wholly owned subsidiary of a Person shall mean such subsidiary is directly or indirectly wholly owned by such Person;

(v)            the terms defined in the singular have a comparable meaning when used in the plural and vice versa;

(vi)           if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb);

(vii)          words importing the masculine gender shall include the feminine and neutral genders and vice versa;

(viii)         references to “hereto,” “herein,” “hereby,” “hereof,” “hereunder,” and the like refer to this Warrant as a whole and not to any particular section or provision, unless the context requires otherwise;

(ix)           the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if;”

(x)            whenever the words “include,” “includes,” or “including” are used in this Warrant, they shall be deemed followed by the words “without limitation;”

(xi)           the rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(xii)         No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Warrant. The parties have jointly negotiated and drafted this Warrant, and if an ambiguity or a question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Warrant;

(xiii)        any forms of agreements attached to this Warrant as exhibits shall be subject only to such ministerial additions, deletions, and modifications as necessary to complete any missing terms contemplated by the form to be completed by the parties or to correct any scrivener’s errors in the form;

(xiv)        the term “dollars” and the symbol “$” mean U.S. Dollars and all amounts in this Warrant shall be paid in U.S. Dollars, and if any amounts, costs, fees or expenses incurred by any party in connection with this Warrant are denominated in a currency other than U.S. Dollars, to the extent applicable, the U.S. Dollar equivalent for such costs, fees and expenses shall be determined by converting such other currency to U.S. Dollars at the foreign exchange rates published in the Wall Street Journal or, if not reported thereby, another authoritative source reasonably determined by Warrantholder, in effect at the time such amount, cost, fee or expense is incurred, and if the resulting conversion yields a number that extends beyond two (2) decimal points, rounded to the nearest penny;

(xv)         except as expressly stated in this Warrant, all references to any statute, rule, or regulation are to the statute, rule or regulation as amended, modified, supplemented, or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule, or regulation include any successor to the section;

(xvi)        when calculating the period of time within which, or following which, any action is to be taken under this Warrant, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day or if any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day and references to a number of days shall refer to calendar days unless Business Days are specified.

20.          Definitions. Unless the context otherwise requires, when used herein, the following terms shall have the meanings indicated.

“5-Day VWAP” means, as of any date, the volume-weighted average price per share of the Common Shares, or any successor security thereto (rounded to the nearest second decimal place) on the Principal Trading Market (as reported by Bloomberg L.P. (or its successor) or if not available, by Dow Jones & Company Inc., or if neither is available, by another authoritative source mutually agreed by the Company and Warrantholder) from and including the Trading Day that is five (5) Trading Days preceding such date to and including the last Trading Day immediately preceding such date.

“Acquisition Transaction” has the meaning ascribed to it in the Transaction Agreement.

“Affiliate” has the meaning ascribed to it in the Transaction Agreement.

“Aggregate Consideration” means, in respect of an issuance of Common Shares (or Convertible Securities) as set forth in Section 8(ii), an amount equal to the sum of the gross offering price (before deduction of any related expenses payable to third parties, including discounts and commissions) of all such Common Shares and Convertible Securities, plus the aggregate amount, if any, payable upon conversion of any such Convertible Securities (assuming conversion in accordance with their terms immediately following their issuance (and further assuming for this purpose that such Convertible Securities are convertible at such time)).

“Amazon” means Amazon.com, Inc., a Delaware corporation.

“Antitrust Laws” has the meaning ascribed to it in the Transaction Agreement.

“Applicable Law” has the meaning ascribed to it in the Transaction Agreement.

“Appraisal Procedure” means a procedure in accordance with the American Institute of Certified Public Accountants, Inc. (“AICPA”) “VS Section 100 - Valuation of a Business, Business Ownership Interest, Security or Intangible Asset” and such other associated AICPA guidance as is reasonable and applicable whereby two (2) independent appraisers, each employed by a firm nationally recognized for its valuation expertise and each reasonably experienced in appraising the market value of securities of size in value and characteristics of the Warrant (each a “Qualified Appraiser”), one chosen by the Company and one chosen by Warrantholder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other party appointing its Qualified Appraiser within fifteen (15) days after the date that the Appraisal Procedure is invoked. If within thirty (30) days after receipt by each party of the other party’s notice appointing its Qualified Appraiser, such appraisers are unable to agree upon the amount in question, a third Qualified Appraiser shall be chosen within ten (10) days after the end of such 30-day period: (i) by the mutual consent of such first two (2) Qualified Appraisers; or (ii) if such two (2) first Qualified Appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of Qualified Appraisers on the application of either of the first two Qualified Appraisers. If any Qualified Appraiser initially appointed shall, for any reason, be unable to serve, a successor Qualified Appraiser shall be appointed in accordance with the procedures under which the predecessor Qualified Appraiser was appointed. In the event a third Qualified Appraiser is appointed, the decision of such third Qualified Appraiser shall be given within thirty (30) days after such Qualified Appraiser’s appointment. If three (3) Qualified Appraisers are appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then (a) the determination of such appraiser shall be excluded, (b) the remaining two (2) determinations shall be averaged, and (c) such average shall be binding and conclusive upon the Company and Warrantholder; otherwise, the average of all three (3) determinations shall be binding and conclusive upon the Company and Warrantholder. The costs of conducting any Appraisal Procedure shall be borne 50% by the Company and 50% by Warrantholder. The Qualified Appraisers shall act as experts and not arbitrators.

“Acquisition Termination Notice” has the meaning set forth in Section 2(ii).

“Attribution Parties” has the meaning set forth in Section 9(i).

“Beneficial Ownership Limitation” has the meaning set forth in Section 9(ii).

“Board” has the meaning ascribed to it in the Transaction Agreement.

“Business Day” has the meaning ascribed to it in the Transaction Agreement.

“Canadian Securities Laws” means the applicable securities legislation of each of the provinces and territories of Canada, as amended from time to time, the rules, regulations, and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins, and notices of the Canadian Securities Authorities.

“Canadian Security Authorities” or “Canadian Securities Authorities” or “Canadian Securities Authority” means the applicable securities commission or securities regulatory authority of a province or territory of Canada.

“Cash Exercise” has the meaning set forth in Section 2(ii).

“Cashless Exercise” has the meaning set forth in Section 2(ii).

“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the 5-Day VWAP as of the exercise date over (y) the Exercise Price, and (ii) the denominator of which is the 5-Day VWAP as of the exercise date.

“Chosen Courts” has the meaning set forth in Section 11.

“Commercial Arrangements” has the meaning ascribed to it in the Transaction Agreement.

“Commission” has the meaning ascribed to it in the Transaction Agreement.

“Common Shares ” means the common shares in the capital of the Company.

“Company” means Electrovaya, Inc., a corporation organized under the laws of Ontario, Canada.

“Conditional Shares” has the meaning ascribed to it in Section 10(i).

“Confidentiality Agreement” has the meaning ascribed to it in the Transaction Agreement.

“conversion” has the meaning ascribed to it in the Transaction Agreement.

“Convertible Securities” has the meaning set forth in Section 8(ii).

“Delivery Covenants” has the meaning ascribed to it in the Transaction Agreement.

“Distribution” has the meaning set forth in Section 8(iii).

“DTC” has the meaning ascribed to it in the Transaction Agreement.

“Equity Securities” has the meaning ascribed to it in the Transaction Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Conditions” has the meaning set forth in Section 2(iii).

“Exercise Limit” has the meaning set forth in Section 9(ii).

“Exercise Period” has the meaning set forth in Section 2(ii).

“Exercise Price” has the meaning set forth in Section 1.

“Expiration Time” has the meaning set forth in Section 2(ii).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting reasonably, in good faith and evidenced by a written notice delivered promptly to Warrantholder (which written notice shall include certified resolutions of the Board in respect thereof). If Warrantholder objects in writing to the Board’s calculation of fair market value within ten (10) Business Days after receipt of written notice thereof, and Warrantholder and the Company are unable to agree on the fair market value during the 10-day period following the delivery of Warrantholder’s objection, the Appraisal Procedure may be invoked by either the Company or Warrantholder to determine the fair market value of such security or other property by delivering written notification thereof not later than the 30th day after delivery of Warrantholder objection. For the avoidance of doubt, the Fair Market Value of cash shall be the amount of such cash.

"Foreign Private Issuer" has the meaning set forth in Rule 3b-4 under the Exchange Act. For the avoidance of doubt, the Company is, as of the Issue Date, a Foreign Private Issuer; provided that (i) if the Company loses its Foreign Private Issuer status (as determined annually as of the last Business Day of the Company's most recently completed second fiscal quarter in accordance with Rule 3b-4 under the Exchange Act), all references herein to reporting obligations applicable to a Foreign Private Issuer shall be deemed to refer instead to the reporting obligations applicable to a U.S. domestic issuer under the Exchange Act, and (ii) the Company's reporting obligations for purposes of this Warrant shall in all cases be construed consistently with, and subject to, the reporting covenants set forth in Section 4.5 of the Transaction Agreement.

“Governmental Entity” has the meaning ascribed to it in the Transaction Agreement.

“Group” has the meaning ascribed to it in the Transaction Agreement.

“Initial Antitrust Clearance” has the meaning ascribed to it in the Transaction Agreement.

“Initial Number” has the meaning set forth in Section 8(ii).

“Market Price” means, with respect to the Common Shares or any other security, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Common Shares or of such other security, as applicable, on the Principal Trading Market on such day (as reported by Bloomberg L.P. (or its successor) or if not available, by Dow Jones & Company Inc., or if neither is available, by another authoritative source mutually agreed by the Company and Warrantholder). If the Common Shares or such other security, as applicable, is not listed on the Principal Trading Market as of any date of determination, the Market Price of the Common Shares or such other security, as applicable, on such date of determination means the closing sale price on such date as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares or such other security, as applicable, is so listed or quoted or, if no closing sale price is reported, the last reported sale price on such date on the principal U.S. national or regional securities exchange on which the Common Shares or such other security, as applicable, is so listed or quoted, or if the Common Shares or such other security, as applicable, is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price on such date for the Common Shares or such other security, as applicable, in the over -the-counter market as reported by OTC Markets Group Inc. or a similar organization, or if that bid price is not available, the Market Price of the Common Shares or such other security, as applicable, on that date shall mean the Fair Market Value per share as of such date of the Common Shares or such other security (as reported by Bloomberg L.P. (or its successor) or if not available, by Dow Jones & Company Inc., or if neither is available, by another authoritative source mutually agreed by the Company and Warrantholder). To determine the Market Price of the Common Shares or any such other security, as applicable, on the Trading Day preceding, on, or following the occurrence of an event, (a) that Trading Day shall be deemed to commence immediately after the regularly scheduled closing time of trading on the applicable exchange, market or organization, or if trading is closed at an earlier time, such earlier time and (b) that Trading Day shall end at the next regularly scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. (New York City time), and the specified event occurs at 5:00 p.m. (New York City time) on that day, the Market Price would be determined by reference to such 4:00 p.m. (New York City time) closing price).

“Notice of Exercise” means a duly completed notice of exercise in substantially the form attached as Annex B hereto and executed by Warrantholder.

“Notice of Vesting Event” means a duly completed notice of Vesting Event in substantially the form attached as Annex A hereto and executed by the Company.

“Permitted Transactions” means (a) issuances of Common Shares (including upon exercise of options, granting of restricted stock awards, settlement of restricted stock units), performance stock units or as matching contributions under a 401(k) plan) to directors, advisors, employees, or consultants of the Company or any of its subsidiaries in accordance with a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan, or other similar compensatory agreement or arrangement (including inducement grants) approved by the Board whether existing currently or in the future, (b) issuances of Common Shares issuable upon exercise of this Warrant, and (c) issuances of Common Shares or Convertible Securities in a financing for capital raising purposes at a consideration per share (or having a conversion price per share) at or above the Market Price of the Common Shares as of the last Business Day prior to the earliest of (i) the pricing of the transaction, or (ii) the public announcement of a proposed sale (or in the case of an underwritten public offering, at or above 95% of the Market Price of the Common Shares as of the Business Day prior to the public announcement of the launch of such offering).

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Pricing Date” has the meaning set forth in Section 8(ii).

“Principal Trading Market” means the trading market on which the Common Shares, or any successor security thereto, is primarily listed and quoted for trading, and which, as of the Issue Date is The Nasdaq Stock Market LLC.

“Qualified Appraiser” has the meaning set forth in the definition of “Appraisal Procedure.”

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

"SEDAR+" means the System for Electronic Document Analysis and Retrieval + of the Canadian Securities Administrators, the electronic filing and disclosure system found at www.sedarplus.ca.

“Subject Adjustment” has the meaning set forth in Section 8(vii).

“Subject Record Date” has the meaning set forth in Section 8(vii).

“subsidiary” has the meaning ascribed to it in the Transaction Agreement.

“Trading Day” means a day on which the Principal Trading Market is open for trading.

“Transaction Agreement” means the Transaction Agreement, dated as of the date hereof, as it may be amended from time to time, by and between the Company and Amazon, including all annexes, schedules, and exhibits thereto.

“Transaction Documents” has the meaning ascribed to it in the Transaction Agreement.

“TSX” has the meaning set forth in Section 3(iv).

“Vesting Event” means (a) with respect to 5,545,880 Warrant Shares, the execution of the Commercial Arrangements, and (b) [Redacted – Commercially Sensitive Confidential Information] from or on behalf of Amazon and/or any of its Affiliates (including by third parties) until such time as the Company and/or any of its Affiliates have collectively received $280,000,000 from or on behalf of Amazon and/or any of its Affiliates (including by third parties). For the avoidance of doubt, (i) Vesting Events shall stop occurring once this Warrant has vested in its entirety in accordance with such Vesting Events, (ii) if a given Vesting Event would cause the number of shares vested to exceed the number of Warrant Shares specified under Section 1 then only the number of shares up to and including the maximum aggregate number of Warrant Shares specified under Section 1 (subject to applicable adjustment or supplementation under this Warrant) shall vest during the final such Vesting Event, (iii) the number of Warrant Shares that will vest under this Warrant in connection with a Vesting Event is subject to adjustments as provided herein, (iv) the Warrant Shares that will vest first shall consist of such shares that are not subject to the approvals required under the applicable Nasdaq Listing Rules and the TSX Company Manual, and (v) upon receipt of any approval required under the applicable Nasdaq Listing Rules and the TSX Company Manual, the amount of Warrant Shares vested hereunder shall be adjusted, if applicable, to reflect the same amount of Warrant Shares that would have been vested had such approval not been required.

“Warrant” means this Warrant, issued in connection with the Transaction Agreement.

“Warrant Shares” have the meaning set forth in Section 1.

“Warrantholder” means, in relation to this Warrant, the Person who is the holder of this Warrant. The Warrantholder shall initially be Amazon.com NV Investment Holdings LLC, a Nevada limited liability company.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer as of the Issue Date set forth herein.

ELECTROVAYA INC.

By:
Name:
Title:

Acknowledged and Agreed

AMAZON.COM NV INVESTMENT HOLDINGS LLC

By:
Name:
Title:

[Signature Page to Warrant]

Annex A

[Form of Notice of Vesting Event]

Date:

TO:	Amazon.com, Inc.

RE:	Notice of Vesting Event

Reference is made to that certain Warrant to Purchase Common Shares, dated as of July [●], 2026 (the “Warrant”), issued to Amazon.com NV Investment Holdings LLC representing a warrant to purchase 13,880,445 Common Shares of Electrovaya Inc. (the “Company”). Capitalized terms used herein without definition are used as defined in the Warrant.

The undersigned hereby delivers notice to you that a Vesting Event has occurred under the terms of the Warrant.

A.	Vesting Event. The following Vesting Event has occurred on or around [●], 20__.

____________________________

B.	Vested Warrant Shares. After giving effect to the Vesting Event referenced in Paragraph A above, the aggregate number of Warrant Shares issuable upon exercise of the Warrant that have vested under the terms of the Warrant is:

____________________________

C.	Exercised Warrant Shares. The aggregate number of Warrant Shares issuable upon exercise of the Warrant that have been exercised as of the date hereof is:

____________________________

D.	Purchase Price of Exercised Warrant Shares. The aggregate purchase price of the Warrant Shares that have been exercised as of the date hereof is:

____________________________

E.	Unexercised Warrant Shares. After giving effect to the Vesting Event referenced in Paragraph A above, the aggregate number of Warrant Shares issuable upon exercise of the Warrant that have vested but remain unexercised under the Warrant is:

____________________________

F.	Number of Shares Outstanding. The number of outstanding Common Shares as of the date hereof is:

____________________________

Electrovaya Inc.

By:
Name:
Title:

Annex B

[Form of Notice of Exercise]

Date:

TO:	Electrovaya Inc.

RE:	Election to Purchase Warrant Shares

The undersigned, in accordance with the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of Warrant Shares set forth below covered by such Warrant. The undersigned, in accordance with Section 2 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such Common Shares. A new warrant evidencing the remaining Warrant Shares covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of Warrantholder. Capitalized terms used herein without definition are used as defined in the Warrant.

Number of Warrant Shares with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price in accordance with Section 2(ii) of the Warrant, if any):

______________________________________

Method of Payment of Exercise Price (note if Cashless Exercise or Cash Exercise, in either case in accordance with Section 2 of the Warrant):

___________________________________

Aggregate Exercise Price: _______________________________

Holder:
By:
Name:
Title:

Annex B

Support Agreement

ANNEX B

FORM OF SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of [●], 2026, is made by and among Electrovaya Inc. (the “Company”), Amazon.com, Inc., a Delaware corporation (“Amazon”), and the undersigned holder (“Stockholder”) of shares of capital stock (the “Shares”) of the Company.

WHEREAS, pursuant to that certain Transaction Agreement, dated as of [●] by and between the Company and Amazon (the “Transaction Agreement”), the Company desires to issue to Amazon.com NV Investment Holdings LLC, a wholly owned subsidiary of Amazon that is disregarded as separate from Amazon for U.S. federal income tax purposes (“NV Holdings”) and NV Holdings desires to acquire from the Company, a warrant (“the Warrant”) to purchase a specified number of shares of the Company’s common stock, no par value per share (the “Common Stock”);

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and/or holds Equity Securities to acquire the number of Shares indicated opposite Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of the Company, Amazon and NV Holdings to enter into the Transaction Agreement and the issuance of the Warrant, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Transaction Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, the Company, Amazon and NV Holdings’ entering into the Transaction Agreement and proceeding with the transactions contemplated thereby, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder, the Company, and Amazon agree as follows:

1.             Agreement to Vote Shares. Stockholder irrevocably agrees that, prior to the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of Company or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Company, Stockholder shall:

(a)             appear at such meeting or otherwise cause the Shares and any New Shares (as defined in Section 3 below) to be counted as present thereat for purposes of calculating a quorum;

(b)            at the Company AGM, and any subsequent Company Shareholder Meeting at which a vote with respect to Section 607(g) matters is proposed until the Expiration Date, vote (or cause to be voted), or, if applicable, deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that Stockholder shall be entitled to so vote: (i) in favor of the approval of the Section 607(g) Matters; (ii) against any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Section 607(g) Matters; and (iii) to approve any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Section 607(g) Matters on the date on which such meeting is held;

1

(c)            from and after the date hereof until the Expiration Date, vote (or cause to be voted), or, if applicable, deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that Stockholder shall be entitled to so vote: (i) in favor of the approval of any Subject Adjustment; and (ii) in favor of the approval by the stockholders, and if required the disinterested stockholders, of the Company pursuant to any applicable Toronto Stock Exchange (“TSX”) requirement in the event that the TSX determines that the issuance of the Warrant, or Warrant Shares issuable upon the exercise of the Warrant, would materially affect control of the Company within the meaning of the TSX Company Manual. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

2.             Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (a) the Warrant is no longer outstanding, or (b) the mutual written agreement of the parties to terminate this Agreement.

3.             Additional Purchases. Stockholder agrees that any shares of capital stock or other Equity Securities of Company that Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, whether by the exercise of any Equity Securities or otherwise, including, without limitation, by gift, succession, in the event of a stock split or as a dividend or distribution of any Shares (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

4.             Share Transfers. From and after the date hereof until after the next annual meeting of stockholders of the Company has occurred, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, or otherwise dispose of (including, without limitation, by the creation of any liens or encumbrances) any Shares or any New Shares acquired, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment or other disposition of (including, without limitation, by the creation of any liens or encumbrances) any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make (1) transfers by will or by operation of law or other transfers for estate-planning purposes, in which case this Agreement shall bind the transferee, (2) with respect to Stockholder’s Equity Securities, which expire on or prior to the Expiration Date, transfers, sale, or other disposition of Shares to Company as payment for the (i) exercise price of Stockholder’s Equity Securities and (ii) taxes applicable to the exercise of Stockholder’s Equity Securities, (3) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliate of Stockholder, or if Stockholder is a trust, a transfer to a beneficiary, provided, that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof and no such transfer will necessitate the filing of a Form 4 reporting such transfer, (4) transfers to another holder of the capital stock of the Company that has signed a voting agreement in substantially the form hereof, and (5) transfers, sales or other dispositions as Amazon may otherwise agree in writing in its sole discretion. If any voluntary or involuntary transfer of any Shares covered hereby shall occur (including a transfer or disposition permitted by Section 4(1) through Section 4(5), sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

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5.             Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to the Company and Amazon as follows:

(a)            If Stockholder is an entity: (i) Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. If Stockholder is an individual, Stockholder has the legal capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;

(b)            this Agreement has been duly executed and delivered by or on behalf of Stockholder and, to Stockholder’s knowledge and assuming this Agreement constitutes a valid and binding agreement of Amazon and the Company, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Applicable Laws affecting creditors’ rights and remedies generally;

(c)            Stockholder beneficially owns the number of Shares indicated opposite Stockholder’s name on Schedule 1, and will own any New Shares, free and clear of any liens or encumbrances, and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares or New Shares and none of the Shares or New Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares or the New Shares, except as contemplated by this Agreement;

(d)            to the knowledge of Stockholder, the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her, or its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any liens or encumbrances on any Shares or New Shares pursuant to, any contract or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any Applicable Law, statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other entity, any certificate of incorporation, bylaw or similar organizational document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of his, her, or its obligations under this Agreement in any material respect;

(e)            the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of his, her, or its obligations under this Agreement in any material respect;

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(f)             no investment banker, broker, finder or other intermediary is entitled to a fee or commission from the Company or Amazon in respect of this Agreement based upon any contract made by or on behalf of Stockholder; and

(g)            as of the date of this Agreement, there is no action pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of his, her, or its obligations under this Agreement in any material respect.

6.             Irrevocable Proxy. Subject to the penultimate sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint the Company and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform his, her, or its obligations under this Agreement, with respect to such Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, and hereby revokes any proxy previously granted by Stockholder with respect to the Shares and represents that none of such previously granted proxies are irrevocable. The irrevocable proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees, and assigns. Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares with respect to the matters set forth in Section 1 until after the Expiration Date. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

7.            Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

8.            Directors and Officers. This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Company and/or holder of Equity Securities and not in Stockholder’s capacity as a director, officer or employee of Company or its subsidiaries or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of Company or its subsidiaries in the exercise of his or her fiduciary duties as a director and/or officer of Company or its subsidiaries or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of Company or its subsidiaries or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

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9.             No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Amazon or NV Holdings any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership, and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and neither Amazon or NV Holdings has authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise provided herein.

10.          Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve any party from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

11.           Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Amazon or the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Transaction Agreement.

12.           Disclosure. Stockholder hereby agrees that the Company may publish and disclose in any registration statement, any prospectus filed with any regulatory authority in connection with the transactions contemplated by this Agreement and the Transaction Agreement and any related documents filed with such regulatory authority and as otherwise required by Applicable Law, Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to any registration statement or prospectus or in any other filing made by the Company as required by Applicable Law or the terms of the Transaction Agreement, including with the Commission or other Governmental Entity, relating to the transactions contemplated thereby, all subject to prior review and an opportunity to comment by Stockholder’s counsel. Stockholder shall not, and shall use its reasonable best efforts to cause its representatives not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Transaction Agreement or any of the transactions contemplated thereby, without the prior written consent of the Company and Amazon, provided, that the foregoing shall not affect any actions of Stockholder that are or would be prohibited under Applicable Law.

13.           Notice. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally or if by email, upon written confirmation of receipt by email or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid to Amazon or the Company, as the case may be, in accordance with Section 8.6 of the Transaction Agreement and to Stockholder at his, her, or its address or email address (providing confirmation of transmission) set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).

14.           Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

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15.          Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a party’s rights, interests, or obligations hereunder may be assigned or delegated, in whole or in part, by operation of law or otherwise, by such party without the prior written consent of the other parties hereto, and any attempted assignment or delegation of this Agreement or any of such rights, interests, or obligations by such party without the prior written consent of the other parties shall be void and of no effect; provided, further, that Amazon may transfer or assign, in whole or from time to time in part, to one or more of its direct or indirect wholly owned subsidiaries, its rights and/or obligations under this Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16.          Waivers. No waivers of any breach of this Agreement extended by Amazon or the Company to Stockholder shall be construed as a waiver of any rights or remedies of Amazon or the Company, as applicable, with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or New Shares subsequently held by such stockholder or with respect to any subsequent breach of Stockholder or any other stockholder of Company. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

17.          Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Applicable Laws of the state of Delaware, regardless of the Applicable Laws that might otherwise govern under applicable principles of conflicts of laws. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in the Federal District Court for Delaware, or if unavailable, any other Delaware state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action, or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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18.          Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.           No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement, or understanding between the parties hereto unless and until (a) the Transaction Agreement is executed by all parties thereto, and (b) this Agreement is executed by all parties hereto.

20.           Entire Agreement. This Agreement (including the schedules hereto) and the other agreements referred to in this Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications, and understandings and all prior and contemporaneous oral agreements, arrangements, communications, and understandings among the parties with respect to the subject matter hereof and thereof.

21.           Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

22.           Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

23.           Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment; provided, however, that the rights or obligations of any Stockholder may be waived, amended, or otherwise modified in writing signed by the Company, Amazon, and Stockholder.

24.           Fees and Expenses. Except as otherwise specifically provided herein, the Transaction Agreement or any other agreement contemplated by the Transaction Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

25.           Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties. Each of the parties hereby acknowledges, represents and warrants that (a) it has read and fully understood this Agreement and the implications and consequences thereof; (b) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (c) it is fully aware of the legal and binding effect of this Agreement.

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26.           Construction. When a reference is made in this Agreement to a Section or Schedule such reference shall be to a Section or Schedule of this Agreement unless otherwise indicated. The headings contained in this Agreement or in any Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.

[Remainder of Page has Intentionally Been Left Blank]

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EXECUTED as of the date first above written.

[STOCKHOLDER]

Name (if an Entity):
Title (if an Entity):

Signature Page to Support Agreement

EXECUTED as of the date first above written.

ELECTROVAYA INC.

Name:
Title:

AMAZON.COM, INC.

Name:
Title:

Signature Page to Support Agreement

SCHEDULE 1

	Amount	Type of	Amount
	of	Other	of
	Common	Equity	Equity
Name, Address and Email Address of Stockholder	Stock	Security	Security